AMENDED AND RESTATED CREDIT AGREEMENT,



                          dated as of November 1, 1997



                                      among



                             ANDREW CORPORATION and

                 DESIGNATED SUBSIDIARIES OF ANDREW CORPORATION,

                                  as Borrowers,

                                       and

                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                 as the Lenders,

                                       and



             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                          as the Agent for the Lenders.

                     AMENDED AND RESTATED CREDIT AGREEMENT


           THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 1997 among (i) ANDREW CORPORATION, a Delaware corporation (the "COMPANY") and Designated Subsidiaries (hereafter defined) of the Company as are now or may hereafter become parties hereto (collectively, together with the Company, the "BORROWERS"), (ii) the various financial institutions as are now or may become parties hereto (collectively, the "LENDERS"), and (iii) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("B OF A"), as agent (the "AGENT") for the Lenders.


                              W I T N E S S E T H:


           WHEREAS, pursuant to the Credit Agreement dated as of June 16, 1993, as amended (as so amended the "EXISTING Agreement"), the Company has obtained Commitments from the Lenders to make Loans; and

           WHEREAS, the parties hereto have agreed to amend and restate the Existing Agreement so as to, among other things, (a) reduce the maximum aggregate "Commitment Amount" (hereafter defined) at any one time outstanding from $75,000,000 to $50,000,000, and (b) remove from the Existing Agreement the provisions for Loans by B of A to the Designed Joint Ventures.

           NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the Existing Agreement is hereby restated in its entirety, and the parties hereto, intending to be legally bound hereby, further agree as follows:


                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

           SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):


           "AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to
SECTION 9.4.

           "AGREEMENT" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Amendment Effective Time and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

           "ALTERNATE REFERENCE RATE" means, on any date and with respect to all Reference Rate Loans, a fluctuating rate of interest per annum (rounded upward to the next highest 1/8 of 1% if not already an integral multiple of 1/8 of 1%) equal to the higher of (a) the rate of interest most recently announced by the Agent at its Domestic Office as its Reference Rate; or (b) the Market Federal Funds Rate most recently determined by the Agent plus one-half percent (.50)%.

           The Alternate Reference Rate is not necessarily intended to be the lowest rate of interest determined by the Agent in connection with extensions of credit. For purposes of this Agreement (i) any change in the Alternate Reference Rate due to a change in the Reference Rate shall be effective on the date such change in the Reference Rate is announced and (ii) any change in the Alternate Reference Rate due to a change in the Market Federal Funds Rate shall be effective on the effective date of such change in the Market Federal Funds Rate. If for any reason the Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Market Federal Funds Rate for any reason, including, without limitation, the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Alternate Reference Rate shall be the Reference Rate until the circumstances giving rise to such inability no longer exist. The Agent will give notice promptly to the Company and the Lenders of changes in the Alternate Reference Rate.

           "AMENDMENT EFFECTIVE TIME" means, the time when the conditions for the effectiveness of this amendment and restatement are met.

           "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

           "AUTHORIZED CORPORATE OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to SECTION 5.1.1.

           "AUTHORIZED CORPORATE OFFICIAL" means, relative to any Obligor and any action to be taken on behalf of any Obligor, any Authorized Corporate Officer of such Obligor and any other employee of such Obligor duly designated and authorized by an Authorized Corporate Officer to take such action.


           "B OF A" means Bank of America National Trust and Savings
Association.

           "BANKING DAY" means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Chicago, Illinois, (b) relative to the making, continuing, prepaying or repaying of (i) any Eurodollar Rate Loans, any day on which dealings in Eurodollars are carried on in the interbank eurodollar market and (ii) any Eurocurrency Loans, any day on which dealings in the applicable currency are carried on in both the country of issue of such currency and in the country where payment or disbursement thereof is to be made.

           "BORROWER" is defined in the PREAMBLE.

           "BORROWING" means Loans of the same Type and, in the case of Fixed Rate Loans, having the same Interest Period, made by all Lenders on the same Banking Day and pursuant to the same Borrowing Request in accordance with
SECTION 2.1 and 2.3.

           "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Company substantially in the form of EXHIBIT B hereto.

           "CAPITALIZED LEASE LIABILITIES" of any Person means the amount of all capitalized monetary obligations of such Person under any Capitalized Lease, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

           "CASH EQUIVALENT INVESTMENT" means, at any time as to any Person, any investment that is classified under GAAP as a short term investment and is consistent with such Person's internal guidelines regarding liquidity and short term investments.

           "CASH FLOW TO CONSOLIDATED FUNDED DEBT RATIO" means, with respect to the Company and its Subsidiaries at any date of determination thereof for any period, the ratio of (a) "cash flow from operations" of the Company and its consolidated Subsidiaries for such period (as indicated in the consolidated financial statements of the Company and its Subsidiaries delivered pursuant to
SECTION 7.1.1) TO (b) the sum as of the last day of such period of (i) the Company's Consolidated Funded Debt plus (ii) the Contingent Liabilities of the Company and its consolidated Subsidiaries determined on a consolidated basis.

           "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended by the Superfund Amendments and Reauthorization Action of 1986, as thereafter amended.

           "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

           "CHANGE IN CONTROL" means the acquisition by any Person, or two or more Persons acting in concert (other than any Person or Persons included in a majority of the Persons named as "Executive Officers" of the Company in the most recent proxy statement or annual report or Form 10-K filed by the Company with the Securities and Exchange Commission, or any successors to such person who were duly elected by the Company's Board of Directors (at least a majority of the members of which shall be the same persons who constituted a majority of the directors during the 12 months preceding such election)) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of more than fifty percent (50%) of the outstanding shares of voting stock of the Company.
           "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

           "COMMITMENT" means, relative to any Lender, such Lender's obligation to make Loans pursuant to SECTION 2.1.1.

           "COMMITMENT AMOUNT" means, on any date, $50,000,000 (in Dollars and/or Dollar Equivalent), as such amount may be reduced from time to time pursuant to SECTION 2.2.1.

           "COMMITMENT TERMINATION DATE" means:

                             (a)  the Stated Maturity Date;

                             (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to
                        SECTION 2.2.1; and

                             (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (B) or (C), the Commitments shall terminate automatically and without further action.

           "COMMITMENT TERMINATION EVENT" means

                             (a) the occurrence of any Default described in CLAUSES (A) through (E) of SECTION 8.1.9 with respect to the Company or any Subsidiary; or

                             (b) the occurrence and continuance of any other Event of Default and either

                                     (i)  the declaration of the Loans to be due
                                and payable pursuant to SECTION 8.3, or

                                     (ii) in the absence of such declaration,
                                the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Company, that the Commitments have been terminated.

           "COMPANY" is defined in the PREAMBLE.

           "COMPANY GUARANTY" means a Guaranty executed and delivered by the Company pursuant to SECTION 5.2.4. substantially in the form of EXHIBIT C hereto, as amended, supplemented restated or otherwise modified from time to time.

           "CONSOLIDATED CURRENT LIABILITIES" means, with respect to any Person at any date of determination thereof, the consolidated current liabilities of such Person and its consolidated Subsidiaries as determined in accordance with GAAP.

           "CONSOLIDATED FUNDED DEBT" means, with respect to any Person at any date of determination thereof, the sum on such date of (a) such Person's Consolidated Long-Term Debt and (b) the aggregate present values of the principal portion of all Capitalized Lease Liabilities of such Person and its consolidated Subsidiaries on a consolidated basis.

           "CONSOLIDATED LONG-TERM DEBT" means, with respect to any Person at any date of determination thereof, Indebtedness of such Person and its consolidated Subsidiaries which is included in CLAUSES (A), (C) and (F) of the definition of Indebtedness, the final maturity of which is more than twelve (12) months after such date of determination.

           "CONSOLIDATED NET ASSETS" means, with respect to any Person at any date of determination thereof, such Person's Consolidated Total Assets MINUS such Person's Consolidated Current Liabilities.

           "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the net income of such Person and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED NET WORTH" means, with respect to any Person at any date of determination thereof, the total of shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) of such Person and its consolidated Subsidiaries at such date determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED TANGIBLE NET WORTH" means, with respect to any Person at any date of determination thereof, (a) Consolidated Total Assets of such Person at such date minus (b) the sum at such date of (i) Consolidated Total Liabilities of such Person plus (ii) the aggregate Intangibles of such Person and its consolidated Subsidiaries determined on a consolidated basis.

           "CONSOLIDATED TOTAL ASSETS" means, with respect to any Person at any date of determination thereof, the total amount of all assets of such Person and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED TOTAL CAPITALIZATION" means, with respect to any Person at any date of determination thereof, the sum on such date of (a) Consolidated Funded Debt of such Person plus (b) Consolidated Tangible Net Worth of such Person.

           "CONSOLIDATED TOTAL LIABILITIES" means, with respect to any Person at any date of determination thereof, the total of all items which, in accordance with GAAP, would be included as liabilities on the liability side of the consolidated balance sheet of such Person and its consolidated Subsidiaries.


           "CONTINGENT LIABILITY" means, with respect to any Person, any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

           "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Company substantially in the form of EXHIBIT D hereto.

           "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

           "DEMAND DEPOSIT ACCOUNT" means account No. 71-15946 maintained by the Company at B of A's 231 South LaSalle Street, Chicago, Illinois location, and any replacements or substitutions therefor.

           "DESIGNATED CURRENCY" is defined in the definition of "Eurocurrency".

           "DESIGNATED SUBSIDIARY" means any Subsidiary identified as such in a Designation Letter.

           "DESIGNATION LETTER" means a letter in the form of EXHIBIT E signed by an Authorized Officer of the Company and each Designated Subsidiary identified therein.

           "DETERMINATION DATE" means each of those dates determined in accordance with SECTION 2.5(B).

           "DOLLAR EQUIVALENT" means, (i) in the case of an amount denominated in Dollars, such amount, and (ii) in any currency other than Dollars, the Dollar equivalent of such amount as determined in accordance with SECTION 2.5.

           "DOLLARS" and the sign "$" mean lawful money of the United States.

           "DOMESTIC DOLLARS" means Dollars on deposit in the United States of America.

           "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

           "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

           "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders binding on the Company or any of its Subsidiaries) relating to public health and safety and protection of the environment.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

           "ERISA AFFILIATE" means any corporation, partnership, or other trade or business (whether or not incorporated) that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA, or a member of the same affiliated service group within the meaning of section 414(m) of the Code.

           "EUROCURRENCY" means (i) each of Pounds Sterling, French Francs, Swiss Francs, Deutschmarks, Canadian Dollars, Australian Dollars, Japanese Yen and European Currency Units (each, a "DESIGNATED CURRENCY"), and (ii) any other currency (other than Dollars) to which all the Lenders shall consent, in each case (x) on deposit outside such currency's country of issuance and (y) as long as such currency is freely transferable and convertible into Dollars.

           "EUROCURRENCY RATE LOAN" means a Loan made in a Eurocurrency and bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Interbank Rate (Reserve Adjusted).

           "EURODOLLAR" mean Dollars on deposit in a bank outside the United States of America, its territories and possessions, which are available for transfer to and from the United States of America, its territories and possessions.

           "EURODOLLAR RATE LOAN" means a Loan made and payable in Dollars bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Interbank Rate (Reserve Adjusted).

           "EVENT OF DEFAULT" is defined in SECTION 8.1.

           "EXCESS PORTION" is defined in SECTION 7.2.8.

           "EXTENSION LETTER" is defined in SECTION 2.2.2.

           "FISCAL QUARTER" means any quarter of a Fiscal Year.

           "FISCAL YEAR" means any period of twelve consecutive calendar months ending on September 30th; references to a Fiscal Year with a number corresponding to any calendar year (E.G. the "1993 Fiscal Year") refer to the Fiscal Year ending on the September 30th occurring during such calendar year.

           "FIXED RATE LOAN" means any Eurodollar Rate Loan, Eurocurrency Rate Loan or Quoted Rate Loan.

           "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

           "GAAP" is defined in SECTION 1.4.

           "GROSS INTEREST EXPENSE" means, with respect to any Person for any period of determination thereof, all interest expense (whether cash or accrued) of such Person during such period with respect to any Indebtedness of such Person.

           "HAZARDOUS MATERIAL" means

                             (a)  any "hazardous substance", as defined in
                        Section 101(14) of CERCLA;

                             (b)  any petroleum product; or

                             (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders binding on the Company or any of its Subsidiaries) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

           "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

           "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

           "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

                             (a) which is of a "going concern" or similar nature;

                             (b)  which relates to the limited scope of
                        examination of matters relevant to such financial statement; or

                             (c)  which relates to the treatment or
                        classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under SECTION 7.2.

           "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

           "INDEBTEDNESS" of any Person means, without duplication:

                             (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                             (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                             (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                             (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                             (e) net liabilities of such Person under all Hedging Obligations;

                             (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                             (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

Notwithstanding the foregoing, for purposes of determining the amount of a Person's Consolidated Long-Term Debt, Indebtedness of such Person of the type described in CLAUSE (C) of this definition shall not be taken into account unless the outstanding amount thereof exceeds $500,000 in the aggregate. Further, for all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of (i) any partnership in which such Person is a general partner and (ii) any joint venture in which such Person is a joint venturer if as the result thereof, such Person is personally liable for such Indebtedness.

           "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

           "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

           "INTANGIBLES" means, with respect to any Person, the aggregate amount of any intangible assets of such Person including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

           "INTERBANK LENDING OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in a Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Company and the Agent, whether or not outside the United States, which shall be making or maintaining Eurodollar Rate Loans or Eurocurrency Rate Loans of such Lender hereunder.

           "INTERBANK RATE" means, relative to any Interest Period for Eurocurrency Rate Loans or Eurodollar Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which deposits in immediately available funds (a) in the case of a Eurodollar Rate Loan, in Eurodollars and (b) in the case of a Eurocurrency Loan, in either (i) the appropriate Eurocurrency or (ii) Dollars or Eurodollars in an amount equal to the Dollar Equivalent of such Eurocurrency deposits (plus the cost of any contract purchased or sold by the Agent to hedge the conversion of Dollars or Eurodollars, as applicable, into or from such Eurocurrency) are offered to the Agent's Interbank Lending Office by major banks in the interbank eurocurrency market as at or about 9:00 a.m. Chicago, Illinois time two Banking Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Agent's Eurocurrency Rate Loan or Eurodollar Rate Loan, as applicable, and for a period approximately equal to such Interest Period.

           "INTERBANK RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a Eurocurrency Rate Loan or a Eurodollar Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

    Interbank Rate   =              INTERBANK RATE/
  (Reserve Adjusted)         (1.00 - Reserve Percentage)

           "INTEREST COVERAGE RATIO" means, with respect to any Person for any period of determination thereof, the ratio of (a) the sum of (i) Consolidated Net Income of such Person for such period, plus (ii) consolidated Interest Expense of such Person and its consolidated Subsidiaries for such period, plus
(iii) the aggregate amount which was deducted by such Person in respect of Federal, state and local income taxes of such Person and its Subsidiaries in determining such Person's Consolidated Net Income for such period TO (b) consolidated Gross Interest Expense of such Person and its consolidated Subsidiaries for such period.

           "INTEREST EXPENSE" means, with respect to any Person for any period of determination, Gross Interest Expense of such Person for such period minus all items included therein which are required to be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

           "INTEREST PERIOD" means, (a) with respect to any Eurodollar Loan or Eurocurrency Loan, the one-month, two-month or three-month period selected by the applicable Borrower and (b) with respect to any Quoted Rate Loan, the one-day, one-week, two-week, three-week, thirty-day, sixty-day or ninety-day period selected by the applicable Borrower, in each case beginning on (and including) the date on which such Fixed Rate Loan is made or continued as, or converted into, a Fixed Rate Loan pursuant to SECTION 2.3 or 2.4, in each case as the applicable Borrower may select in its relevant notice pursuant to SECTION
2.3 or 2.4; PROVIDED, HOWEVER, that

                             (a) a Borrower shall not be permitted to select Interest Periods for Fixed Rate Loans to be in effect at any one time which will have expiration dates occurring on more than twenty (20) different dates;

                             (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                             (c) if such Interest Period would otherwise end on a day which is not a Banking Day, such Interest Period shall end on the next following Banking Day (unless, if such Interest Period applies to Eurocurrency Rate Loans or Eurodollar Rate Loans, such next following Banking Day is the first Banking Day of a calendar month, in which case such Interest Period shall end on the Banking Day next preceding such numerically corresponding day); and

                             (d) no Interest Period may end later than date described in CLAUSE (A) of the definition of "COMMITMENT TERMINATION DATE".

           "INVESTMENT" means, relative to any Person,

                             (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                             (b)  any Contingent Liability of such Person; and

                             (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

           "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement substantially in the form of EXHIBIT H hereto or such other form as shall be acceptable to the Agent.

           "LENDERS" is defined in the PREAMBLE.

           "LEVERAGE RATIO" means, with respect to any Person, the ratio of (a) such Person's Consolidated Total Liabilities TO (b) such Person's Consolidated Tangible Net Worth.

           "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

           "LOAN" is defined in SECTION 2.1.1, and shall be Reference Rate Loans, Eurodollar Rate Loans, Eurocurrency Loans or Quoted Rate Loans.

           "LOAN DOCUMENT" means this Agreement, the Notes, and each other agreement, document or instrument delivered in connection with this Agreement and the Notes.

           "LONG TERM LEASE" means any lease of real or personal property (other than a Capitalized Lease) having an original term, including any period for which the lease may be renewed or extended at the option of the lessor or the lease, of more than two years.

           "MARKET FEDERAL FUNDS" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Banking Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

           "MONTHLY PAYMENT DATE" means the last day of each calendar month or, if any such day is not a Banking Day, the next succeeding Banking Day.

           "NEGOTIATED FEDERAL FUNDS RATE" means, for any period, a rate per annum equal to the rate quoted by the Agent as its then current rate for Federal Funds.

           "NOTE" means a promissory note of the Company or other applicable Borrower payable to any Lender in the form of Exhibit A hereto, as each such promissory note may be amended, or otherwise modified from time to time, evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

           "OBLIGATIONS" means all obligations (monetary or otherwise) of the Company, each other Borrower and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

           "OBLIGOR" means the Company and each other Borrower or any other Person (other than the Agent or any Lender) obligated under any Loan Document.

           "ORGANIC DOCUMENT" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

           "PARTICIPANT" is defined in SECTION 10.11.
           "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

           "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Company or any ERISA Affiliate may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

           "PERCENTAGE" means, relative to any Lender, the percentage set forth opposite its name on SCHEDULE I hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11.

           "PERSON" means any natural person, corporation, partnership, firm, joint venture, limited liability company, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

           "PLAN" means any Pension Plan or Welfare Plan.

           "PRIOR CURRENCY" - is defined in SECTION 2.4.

           "QUARTERLY PAYMENT DATE" means (a) in the case of payment of interest on Reference Rate Loans, the 25th day of each March, June, September, and December or, if any such day is not a Banking Day, the next succeeding Banking Day and (b) in the case of payment of any fee, the last day of each March, June, September, and December or, if any such day is not a Banking Day, the next succeeding Banking Day.

           "QUOTATION DAY" - is defined in SECTION 2.4.2.

           "QUOTED RATE" means the rate of interest quoted by the Agent pursuant to SECTION 2.3.2 applicable to a Borrowing of Quoted Rate Loans, provided however, that such rate shall not be less than the Negotiated Federal Funds Rate in effect at the time such Borrowing is made, plus 0.25%.

           "QUOTED RATE LOAN" means a Loan made in Dollars bearing interest, at all times during an Interest Period applicable to such Loan, at the Quoted Rate applicable thereto.

           "REFERENCE RATE" means, at any time, the rate of interest then most recently announced by B of A at Chicago, Illinois as its reference rate.

           "REFERENCE RATE LOAN" means a Loan made and payable in Dollars bearing interest at a fluctuating rate determined by reference to the Alternate Reference Rate.

           "RELATED PARTY" means, with respect to any Person (i) any director (or Person holding the equivalent position) or officer (or Person holding the equivalent position) of such Person, and (ii) any other Person which, directly or indirectly, controls or is controlled by or under common control with such first Person (excluding any trustee under, or any committee with responsibility for administering, a Plan). A Person shall be deemed to be

                             (a) "controlled by" any other Person if (i) such other Person beneficially owns or holds, or directly or indirectly has the power to vote five percent (5%) or more (on a fully diluted basis) of the equity interest of such first Person or (ii) if such other

Person has the power to direct or cause the direction of the management and policies of such first Person (whether by contract or otherwise); or

                             (b) "controlled by" or "under common control with" another Person if such other Person is a member of the immediate family of a Person which is a Related Party of such first Person or is the executor, administrator or other personal representative of such first Person.

           "RELEASE" means a "release", as such term is defined in CERCLA.

           "RENTALS" means all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by a Person as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by such Person (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

           "REPORTABLE EVENT" has the meaning given to such term in ERISA.

           "REQUIRED LENDERS" means, (a) at any time that there are three (3) Lenders, any two (2) Lenders holding at least 51% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, any two (2) Lenders having at least 51% of the Commitments and (b) at all other times, Lenders holding at least 51% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders having at least 51% of the Commitments.

           "RESERVE PERCENTAGE" means, relative to any Interest Period for Eurocurrency Rate Loans or Eurodollar Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period. For purposes of this definition, any Eurocurrency Rate Loans or Eurodollar Rate Loans hereunder shall be deemed to be "Eurocurrency Liabilities" as defined in Regulation D.



           "SECOND CURRENCY" - is defined in SECTION 2.4.

           "SENIOR NOTE AGREEMENTS" means, collectively, those Note Agreements, each dated as of September 1, 1990, between the Company and certain purchasers, providing for the sale by the Company of its 9.52% Senior Notes due September 30, 2005, as such Note Agreements are amended, modified or supplemented from time to time.

           "STATED MATURITY DATE" means March 31, 2000, or as extended, if extended, pursuant to SECTION 2.2.2.

           "SUBSIDIARY" means, as to any Person, (i) any corporation of which or in which such Person, such Person and one or more of its Subsidiaries, or one or more Subsidiaries of such Person directly or indirectly own 50% or more of the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) any partnership, joint venture or similar entity of which or in which such Person, such Person and one or more of its Subsidiaries, or one or more Subsidiaries of such Person directly or indirectly own 50% or more of the capital interest or profits interest or (iii) any trust, association or other unincorporated organization of which or in which such Person, and one or more of its Subsidiaries, or one or more Subsidiaries of such Person directly or indirectly own 50% or more of the beneficial interest.

           "TAXES" is defined in SECTION 4.6.

           "TERMINATION EVENT" with respect to any Pension Plan means (i) the institution by the Company, the PBGC or any other Person of steps to terminate such Plan, (ii) the occurrence of a Reportable Event with respect to such Plan which the Agent or the Required Lenders reasonably believes may be a basis for the PBGC to institute steps to terminate such Plan, or (iii) the withdrawal from such Plan (or deemed withdrawal under section 4062 (f) of ERISA) by the Company or any ERISA Affiliate which is a substantial employer within the meaning of section 4063 of ERISA.

           "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Reference Rate Loan, Eurocurrency Rate Loan, Eurodollar Rate Loan or Quoted Rate Loan.

           "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

           "WELFARE PLAN" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

           SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Schedules to this Agreement and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

           SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

           SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in
SECTION 6.5.


                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

           SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE V), each Lender severally agrees to make Loans pursuant to the Commitments described in this SECTION 2.1.

           SECTION 2.1.1. COMMITMENT OF EACH LENDER. From time to time on any Banking Day occurring prior to the Commitment Termination Date, each Lender will make loans (relative to such Lender, and of any Type, the "LOANS") to a Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing requested by such Borrower to be made on such day. Eurocurrency Rate Loans shall be made in a currency which is not a Designated Currency only with the consent of all Lenders. The commitment of each Lender described in this SECTION 2.1.1 is herein referred to as its "COMMITMENT". On the terms and subject to the conditions hereof, each Borrower may from time to time borrow, repay and reborrow Loans made to it.

           SECTION 2.1.2. LENDERS NOT PERMITTED OR REQUIRED TO MAKE LOANS. No Lender shall be permitted or required to make any Loan if,

                                     (a)  after giving effect thereto, the
                                aggregate outstanding principal amount of all Loans of all Lenders (in Dollars and/or the Dollar Equivalent) would exceed the Commitment Amount, or

                                     (b)  after giving effect thereto, the
                                aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount, or

                                     (c)  the making of such Loan would be in
                                violation of any limitation or prohibition provided by any applicable statute, regulation, directive or guideline, or decision of any court, central bank, regulator or other governmental authority applicable to such Lender or, in the case of Eurocurrency Rate Loans, of the country of issuance and/or the country of disbursement of the applicable currency and including, without limitation, Regulation U of the F.R.S Board.

           SECTION 2.2. REDUCTION OF COMMITMENT AMOUNT; EXTENSION OF STATED MATURITY DATE.

                             SECTION 2.2.1. REDUCTION OF COMMITMENT AMOUNT. The
                        Company may, from time to time on any Banking Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the Commitment Amount; PROVIDED, however, that all such reductions shall require at least five (5) Banking Days' prior notice to the Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $1,000,000 (in Dollars and/or Dollar Equivalent) and in an integral multiple of $1,000,000 (in Dollars and/or Dollar Equivalent).

                             SECTION 2.2.2. EXTENSION OF STATED MATURITY DATE.
                        On any Banking Day during the period between December 1 and December 31 of each year, commencing on December 1, 1998, the Company may request in writing to the Agent (which shall promptly notify each Lender) that the Lenders agree to extend the Stated Maturity Date for a period of one additional year from the scheduled Stated Maturity Date. Each Lender may extend or decline to extend the Stated Maturity Date in its sole discretion. Each Lender that agrees to extend the Stated Maturity Date shall so notify the Agent in writing. If Lenders holding 100% of the Commitments shall agree to extend the Stated Maturity Date, the Agent shall so notify the Company in a letter substantially in the form of EXHIBIT F hereto (an "EXTENSION LETTER") no later than March 1st of the relevant year that, subject to the provisions of this Agreement, the Stated Maturity Date shall be the date specified in such Extension Letter. Upon receipt of an Extension Letter duly executed on behalf of the Company and each other Borrower, together with the documents and instruments specified therein and subject to the conditions precedent set forth in such Extension Letter, the Stated Maturity Date shall be extended to the date specified in such Extension Letter.

           SECTION 2.3. BORROWING PROCEDURE. By requesting in writing or by telephone (promptly confirmed in writing) on or before 11:00 a.m., Chicago, Illinois time, on a Banking Day, in accordance with the provisions of this
SECTION 2.3 applicable to the Type of Borrowing requested, the Company, through one of its Authorized Corporate Officials may, on behalf of the Company or any other Borrower, from time to time irrevocably request that a Borrowing be made
(a) in the case of Reference Rate Loans, in a minimum aggregate amount of $500,000 and an integral multiple of $500,000, or in the unused amount of the Commitments and (b) in the case of Fixed Rate Loans of any Type, in a minimum aggregate amount of $500,000 and an integral multiple of $500,000. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the same Type of Loans, and shall be made on the same Banking Day. On or before 1:00 p.m. (Chicago time) on the Banking Day a requested Borrowing is to be made, each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing and in the applicable currency. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the applicable Borrower pursuant to SECTION 2.3.4. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. All telephonic or other oral requests for a Borrowing shall be promptly confirmed in writing by delivery to the Agent of a Borrowing Request therefor (including delivery by facsimile transmission in accordance with SECTION 10.2) duly executed by an Authorized Corporate Officer of the Company not later than five
(5) Banking Days after the date of any such oral request, PROVIDED, HOWEVER, that a Borrower's failure to comply with any of the above requirements shall not in any manner affect the obligations of the applicable Borrower to repay any Loans made to such Borrower in accordance with the terms of this Agreement and its Notes.

                             SECTION 2.3.1. EUROCURRENCY RATE LOANS AND
                        EURODOLLAR RATE LOANS. Each request for a Borrowing of Eurocurrency Rate Loans or Eurodollar Rate Loans shall be received by the Agent from an Authorized Corporate Official of the Company on or before 11:00 a.m., Chicago, Illinois time, on a Banking Day not less than
                        (a) two (2) Banking Days' prior to the date of the requested Borrowing in the case of Eurodollar Rate Loans and (b) three (3) Banking Days' prior to the date of the requested Borrowing in the case of Eurocurrency Rate Loans. Each request shall specify (i) the applicable Borrower, (ii) the borrowing date, which day shall be a Banking Day, (iii) the amount and, if the Borrowing is to be of Eurocurrency Rate Loans, the currency of the requested Borrowing and (iv) the initial Interest Period for such Borrowing.

                             SECTION 2.3.2. QUOTED RATE LOANS. Each request for
                        a Borrowing of Quoted Rate Loans shall be received by the Agent from an Authorized Corporate Official of the Company on or before 11:00 a.m., Chicago, Illinois time, on the Banking Day of the requested Borrowing. Each request shall specify (i) the applicable Borrower, (ii) the amount of requested Borrowing and (iii) the initial Interest Period for such Borrowing. Each such request shall be deemed to constitute a request to receive by telephone, from the Agent, a quotation of the interest rate that would be applicable to the Borrowing of Quoted Rate Loans identified in such borrowing request for the Interest Period specified therein. If such interest rate is satisfactory to the Company an Authorized Corporate Official of the Company shall, no later than 11:00 a.m.

                        Chicago, Illinois time, on such date, so indicate. Such indication by an Authorized Corporate Official of the Company shall constitute an irrevocable request that such Borrowing of Quoted Rate Loans be made at the rate the Agent quoted or would have quoted to the Company at the time of such indication of acceptance, IT BEING UNDERSTOOD that the Agent and the Lenders do not guarantee that the interest rate quoted with respect to a particular requested Borrowing of Quoted Rate Loans shall continue to be available if such rate is not accepted by an Authorized Corporate Official of the Company at the time of quotation.

                             SECTION 2.3.3. REFERENCE RATE LOANS. Each request
                        for a Borrowing of Reference Rate Loans shall be received by the Agent from an Authorized Corporate Official of the Company on or before 11:00 a.m., Chicago, Illinois time, on the Banking Day of the requested Borrowing. Each request shall specify (i) the applicable Borrower, (ii) the borrowing date, which day shall be a Banking Day and (iii) the amount of requested Borrowing.

                             SECTION 2.3.4. PROCEEDS. Subject to the other
                        provisions of this Agreement, the Agent will pay to the relevant Borrower the amount of a Borrowing on the date designated in the request therefor upon receipt of the documents required under SECTIONS 9 and 10 with respect to such Borrowing. Each Borrowing of Reference Rate Loans, Quoted Rate Loans and Eurodollar Rate Loans shall be disbursed in Dollars, on the applicable borrowing date, to the relevant Borrower through its account with the Agent or if no such account exists, to such account as the Company shall direct on behalf of the relevant Borrower. Each Eurocurrency Rate Loan shall be disbursed in the currency specified by the Company, at such branch or affiliate of the bank or such other bank as the Agent may select.

           SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By requesting in writing or by telephone (promptly confirmed in writing as hereinafter provided) to the Agent on or before 11:00 a.m., Chicago, Illinois time, on a Banking Day, a Borrower may from time to time irrevocably elect that all or a portion of one Type of Loans be continued as such Type or converted into another Type of Loans, in accordance with the applicable provisions of this SECTION 2.4; PROVIDED, HOWEVER, that (i) the aggregate dollar amount of Loans which may be converted and/or continued at any one time shall not be less than (a) in the case of Reference Rate Loans, a minimum aggregate amount of $500,000 and an integral multiple of $500,000, and (b) in the case of Fixed Rate Loans of any Type, a minimum aggregate amount of $500,000 and an integral multiple of $500,000, (ii) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (iii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Fixed Rate Loans when any Default has occurred and is continuing. Each telephonic or other oral conversion or continuation request referred to in SECTION 2.4.1 or
SECTION 2.4.2 shall be promptly confirmed in writing by delivery to the Agent of a duly completed Conversion/Continuation Notice duly executed by an Authorized Officer of the Company not later than five (5) Banking Days after the date of any such oral request. In the absence of receipt of a telephonic or written request for continuation or conversion with respect to any Fixed Rate Loan in accordance with the provisions of SECTION 2.4.1 or 2.4.2, as applicable, such Fixed Rate Loan shall, on such last day, automatically convert to a Reference

Rate Loan. Each conversion or continuation of a Loan in one currency (the "PRIOR CURRENCY") into a Loan in another currency (the "SECOND CURRENCY") shall result in a Loan in an amount denominated in the Second Currency equal to the equivalent in the Second Currency of the Loan amount denominated in the Prior Currency, in each case determined by the Agent in accordance with the provisions of SECTION 2.5.

                             SECTION 2.4.1. EUROCURRENCY RATE LOANS, EURODOLLAR
                        RATE LOANS AND REFERENCE RATE LOANS. Subject to the other provisions of this Agreement, a Borrower may elect: (a) TO CONTINUE all or any portion of any outstanding Eurodollar Rate Loans or Eurocurrency Rate Loans from the current Interest Period of such Loans into a subsequent Interest Period to begin on the last day of such current Interest Period and in the same currency or, in the case of Eurocurrency Rate Loans, in the same or a different Eurocurrency, (b) TO convert any outstanding Reference Rate Loans into Eurodollar Rate Loans or Eurocurrency Rate Loans or (c) TO CONVERT one Type of Fixed Rate Loan into any other Type of Loan except a Quoted Rate Loan, such conversion to occur on the last day of the then current Interest Period of the Loans being converted. The Company shall give the Agent prior telephonic notice (promptly confirmed in writing) from an Authorized Corporate Official of the Company (x) at least two (2) Banking Days' prior to the date of continuation or conversion in the case of continuation of or conversion into a Eurodollar Rate Loan and (y) at least three (3) Banking Days' prior to the date of continuation or conversion in the case of continuation of or conversion into a Eurocurrency Rate Loan. Each such notice shall specify the Borrower, the date, the amount and the Interest Period, if applicable, and, in the case of a continuation of or conversion into Eurocurrency Rate Loans, the currency of the such Loans.

                             SECTION 2.4.2. QUOTED RATE LOANS. Subject to the
                        other provisions of this Agreement, a Borrower may elect
                        (a) TO CONTINUE all or any portion of any outstanding Quoted Rate Loans from the current Interest Period of such Loans into a subsequent Interest Period to begin on the last day of such current Interest Period and in the same currency, (b) TO CONVERT all or any portion of any outstanding Eurodollar Rate Loans or Eurocurrency Rate Loans to Quoted Rate Loans, such conversion to occur on the last day of the then current Interest Period of the Loans being converted, or (c) TO CONVERT all or any portion of any outstanding Reference Rate Loans into Quoted Rate Loans. If the Company desires to continue or convert outstanding Loans as or into Quoted Rate Loans, the Company shall give the Agent prior telephonic notice (promptly confirmed in writing) from an Authorized Corporate Official of the Company of a requested continuation or conversion under this SECTION 2.4.2, specifying the Borrower, the date, amount and Type of Loans to be continued or converted, the applicable Interest Periods and requesting that the Agent provide the Company by telephone a quotation of the interest rate(s) that would be applicable to the requested Quoted Rate Loans for Interest Period(s) of a duration designated by such Authorized Corporate Official and commencing (a) on the last day of the current Interest Period in the case of outstanding Fixed Rate Loans or
                        (b) on the date such rate quotation is requested in the case of outstanding Reference Rate Loans. Each such notice and request from the Company, to be effective, must be received by the Agent not later than 11:00 a.m., Chicago, Illinois time on the Banking Day such conversion into or continuation of Quoted Rate Loans is to occur. If such interest rate is satisfactory to the Company an Authorized Corporate Official of the Company shall, no later than 11:00 a.m. Chicago, Illinois time, on such date, so indicate. Such indication by an Authorized Corporate Official of the Company shall constitute an irrevocable request that the requested continuation of or conversion into Quoted Rate Loans be consummated at the rate the Agent quoted or would have quoted to the Company at the time of such indication of acceptance, IT BEING understood that the Agent and the Lenders do not guarantee that the interest rate quoted with respect to a particular requested conversion of or continuation into Quoted Rate Loans shall continue to be available if such rate is not accepted by an Authorized Corporate Official of the Company at the time of quotation.

           SECTION 2.5. CURRENCY EQUIVALENTS.

                             (a) EXCHANGE RATE. Whenever pursuant hereto the
                        Dollar Equivalent of an amount denominated in any currency other than Dollars is to be determined as of a date, such determination shall be made at the spot rate at which the Agent offers to purchase such currency with Dollars at approximately 10:00 am., Chicago, Illinois time on such date. Whenever the equivalent in any currency (other than Dollars) is to be determined as of a date, such determination shall be made in accordance with the preceding sentence, substituting such currency in which such equivalent is being determined for Dollars.

                             (b) DETERMINATION DATE. For purposes of determining
                        the commitment fee referred to in SECTION 3.3.1, the outstanding balance of the Loans and the Commitment Amount from time to time, the Dollar Equivalent of each Loan then denominated in a currency other than Dollars shall be determined as of each of the dates (a "DETERMINATION DATE") as follows:

                                     (i)  the date ten (10) Banking Days prior
                                to each Quarterly Payment Date; and

                                     (ii) the date four Banking Days prior to
                                each of the following dates (unless such of the following dates is also a Quarterly Payment
                                Date):

                                         (A)  the date a Loan is made;

                                         (B)  the date a Eurodollar Rate Loan or
                                    Eurocurrency Rate Loan is continued from the current Interest Period of such Loan into a subsequent Interest Period;

                                         (C)  the date an outstanding Loan is
                                    converted from one Type of Loan into another
                                    Type of Loan; or

                                         (D)  the date the principal of a Loan,
                                    or portion thereof, is paid or prepaid.

                        The Dollar Equivalent of any Loan, or portion thereof, determined as of any Determination Date, shall be deemed to remain unchanged from such determination until the next succeeding Determination Date.

           SECTION 2.6. FUNDING. As to any Eurodollar Rate Loan or Eurocurrency Rate Loan each Lender may, if it so elects, fulfill its obligation to make, continue or convert such Fixed Rate Loans hereunder by causing one of its foreign branches or Related Parties (or an international banking facility created by such Lender) to make or maintain such Fixed Rate Loan; PROVIDED, HOWEVER, that such Fixed Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the applicable Borrower to repay such Fixed Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Related Party or international banking facility. In addition, each Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2, 4.3 or 4.5, it shall be conclusively assumed that each Lender elected to fund all Eurodollar Rate Loans and all Eurocurrency Rate Loans by purchasing Eurodollar deposits, or deposits in the applicable Eurocurrency, in its Interbank Lending Office's interbank eurocurrency market.

           SECTION 2.7. NOTES. Each Lender's Loans to a Borrower under its Commitment shall be evidenced by a Note made by such Borrower payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Commitment Amount. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note from such Borrower (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on each Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of a Borrower or any other Obligor.


                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

           SECTION 3.1. REPAYMENTS AND PREPAYMENTS. Each Borrower shall repay in full the unpaid principal amount of each Loan made to such Borrower upon the Stated Maturity Date therefor. Prior thereto, each Borrower

                             (a) may, from time to time on any Banking Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans to such Borrower; PROVIDED, HOWEVER, that

                                     (i)  any such prepayment shall be made PRO
                                RATA among Loans of the same Type and, if applicable, having the same Interest Period, of all Lenders;

                                     (ii) no such prepayment of any Fixed Rate
                                Loan may be made on any day other than the last day of the Interest Period for such Loan;

                                     (iii)all such voluntary prepayments shall
                                require at least three but no more than five
                                Banking Days' prior written notice to the Agent; and

                                     (iv) all such voluntary partial prepayments
                                shall be in an aggregate minimum amount of $500,000 and an integral multiple of $500,000;

                             (b) shall, on each date when any reduction in the
                        Commitment Amount shall become effective, including pursuant to SECTION 2.2.1, make a mandatory prepayment of all Loans to such Borrower such that the aggregate amount of prepayments made by all Borrowers shall be equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans to all Borrowers over the Commitment Amount as so reduced; and

                             (c) shall, immediately upon any acceleration of the
                        Stated Maturity Date of any Loans pursuant to SECTION
                        8.2 or SECTION 8.3, repay all Loans to such Borrower unless, pursuant to SECTION 8.3, only a portion of such Loans is so accelerated; and

                             (d) shall, if on any Determination Date, as a
                        result of an increase in the value of a Eurocurrency, the aggregate Dollar Equivalent of the principal amount of all outstanding Loans to all Borrowers exceeds the Commitment Amount, on the last day of the Interest Period during which such Determination Date occurs, make a mandatory prepayment of the aggregate outstanding Loans to such Borrower such that the aggregate amount of prepayments made by all Borrowers shall be equal to the LESSER of (i) the amount of such excess, and (ii) the sum of (x) the amounts of the Reference Rate Loans outstanding, plus (y) the amounts of the Fixed Rate Loans outstanding to which such Interest Period is applicable.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.5. No voluntary prepayment of principal of any Loans shall cause a reduction in the Commitment Amount.

           SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this
SECTION 3.2.

                             SECTION 3.2.1. RATES.

                                     (a)  REFERENCE RATE LOANS. That portion of
                                the Loans maintained from time to time as a Reference Rate Loans shall accrue and bear interest until maturity at a rate per annum equal to the Alternate Reference Rate from time to time in effect.

                                     (b) EURODOLLAR RATE LOANS AND EUROCURRENCY
                                RATE LOANS. That portion of the Loans maintained from time to time as a Eurodollar Rate Loans or Eurocurrency Rate Loans shall accrue and bear interest, during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Interbank Rate (Reserve Adjusted) for such Interest Period plus a margin of 0.25%.

                                     (c) QUOTED RATE LOANS. That portion of the
                                Loans maintained from time to time as Quoted
                                Rate Loans shall accrue and bear interest, during each Interest Period applicable thereto, at a rate per annum equal to the Quoted Rate in effect for such Interest Period.

                             SECTION 3.2.2. POST-MATURITY RATES. After the date
                        any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of any Borrower shall have become due and payable, each Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on each Loan to such Borrower at a rate per annum equal to the greater of (a) two percent (2.0%) in excess of the rate applicable to the unpaid amount of such Loan immediately before it became due and (b) the Alternate Reference Rate in effect from time to time plus a margin of two percent (2.0%).
                             SECTION 3.2.3. PAYMENT DATES.  Interest accrued on
                        each Loan shall be payable, without duplication:

                                     (a)  on the Stated Maturity Date therefor;

                                     (b) on the date of any payment or
                                prepayment, in whole or in part, of principal outstanding on such Loan as the result of a reduction in the Commitment Amount pursuant to
                                SECTION 3.1(B);

                                     (c)  with respect to Reference Rate Loans,
                                on each Quarterly Payment Date occurring after the Effective Date;

                                     (d)  with respect to Fixed Rate Loans, the
                                last day of each applicable Interest Period;

                                     (e) with respect to any Reference Rate
                                Loans converted into Fixed Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (C), on the date of such conversion; and

                                     (f) on that portion of any Loans the Stated
                                Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

                        Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

           SECTION 3.3. FEES. The Company agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

                             SECTION 3.3.1. FACILITY FEE. The Company agrees to
                        pay to the Agent for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of any Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date, a facility fee at the rate of fifteen hundredths of one-percent (.15%) per annum on such Lender's Percentage of the Commitment Amount. Such facility fees shall be payable by the Company in arrears on each Quarterly Payment Date, commencing with the first such day following the Amendment Effective Time, and on the Commitment Termination Date for the period then ending.

                             SECTION 3.3.2. AGENT'S FEE. The Company agrees to
                        pay to the Agent for its own account, such non-refundable fees as may be from time to time separately agreed to between the Company and the Agent.

           SECTION 3.4. COMPUTATION OF INTEREST AND FEES. All Fixed Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Loan. Interest on each Reference Rate Loan, each Fixed Rate Loan and any fees, shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                                   ARTICLE IV

                   CERTAIN INTEREST RATE AND OTHER PROVISIONS

           SECTION 4.1. FIXED RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Company and the Lenders, be conclusive and binding on all Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Fixed Rate Loan of a certain Type, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all Fixed Rate Loans of such Type shall automatically convert into Reference Rate Loans or, subject to compliance with the applicable provisions of SECTION 2.3, another Type of Fixed Rate Loans, at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

           SECTION 4.2. DEPOSITS UNAVAILABLE. If the Agent shall have been notified by any Lender that such Lender has determined that

                             (a) Dollar or Eurocurrency deposits, as the case
                        may be, in the relevant amount and for the relevant Interest Period are not available to such Lender in its relevant market; or

                             (b) by reason of circumstances affecting such
                        Lender's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Fixed Rate Loans of a particular Type, then, upon notice from the Agent to the Company and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, Fixed Rate Loans of such Type shall forthwith be suspended until the Agent shall have been notified by the relevant Lender, and the Agent shall have notified the Company and the Lenders, that the circumstances causing such suspension no longer exist.

           SECTION 4.3. INCREASED FIXED RATE LOAN COSTS, ETC. The Company agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Fixed Rate Loans. Such Lender shall promptly notify the Agent and the Company in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Company directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Company.

           SECTION 4.4. INCREASED CAPITAL COSTS WITH RESPECT TO COMMITMENTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Company the Company agrees that it shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return at the time suffered or incurred. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Company. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

           SECTION 4.5. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Fixed Rate Loan) as a result of

                             (a) any conversion or repayment or prepayment of the principal amount of any Fixed Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

                             (b) any Loans not being made as Fixed Rate Loans in accordance with the Borrowing Request therefor; or

                             (c) any Loans not being continued as, or converted into, Fixed Rate Loans in accordance with the Continuation/ Conversion Notice therefor, then, upon the written notice of such Lender to the Company (with a copy to the Agent), the Company agrees that it shall, within five days of the Company's receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Company.

           SECTION 4.6. TAXES. All payments by each Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by a Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will cause such Borrower to

                             (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                             (b) promptly forward to the Agent an official
                        receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                             (c) pay to the Agent for the account of the Lenders
                        such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required; provided that, a Lender may, in its sole and absolute discretion, and subject to the other requirements of this sentence, return to such Borrower an amount equal to the amount paid by such Borrower pursuant to CLAUSE (A) in respect of amounts paid by such Borrower under this Agreement for the account of such Lender.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Company agrees that it will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had not such Taxes been asserted.

           If any Borrower fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Company agrees to indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 4.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Company.

           Upon the request of the Company or the Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Company and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Company or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

           If a Lender receives a refund of any amount paid by a Borrower pursuant to this Section in respect of amounts required to be withheld or deducted from amounts due to such Lender under this Agreement and the other Loan Documents, and if as a result of such Lender's receipt of such refund the net amount received by such Lender exceeds the amount to which such Lender is entitled under this Agreement and the other Loan Documents, such Lender shall promptly pay to the Agent, for the account of such Borrower, the amount of such excess.

           SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by a Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by such Borrower to the Agent for the account of each Lender in the amount of its Percentage thereof. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 12:30 p.m., Chicago, Illinois time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Company. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Banking Day. The Company hereby authorizes the Agent and the Agent may, in its sole and absolute discretion, provide for the payment of any amounts required to be paid in Dollars which are due under this Agreement or the other Loan Documents, by debiting the Demand Deposit Account for the amount then due; PROVIDED, however, that the failure of the Company to maintain sufficient balances in the Demand Deposit Account to provide for such payment shall not affect any Borrower's obligation to pay when due all amounts payable by such Borrower hereunder or under any other Loan Document. The Agent shall remit to each Lender, not later than 5:00 p.m. Chicago, Illinois time on the Banking Day received (the Banking Day of receipt to be determined pursuant to this SECTION 4.7), same day funds in an amount equal to such Lender's share, if any, of such payments received by the Agent from a Borrower for the account of such Lender. Whenever any payment to be made shall otherwise be due on a day which is not a Banking Day, such payment shall (except as otherwise required by CLAUSE (C) of the definition of the term "INTEREST PERIOD" with respect to Eurodollar Rate Loans or Eurocurrency Rate Loans) be made on the next succeeding Banking Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

           SECTION 4.8. SHARING OF PAYMENTS. Except as contemplated by SECTION 4.7, if any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

                             (a) the amount of such selling Lender's required repayment to the purchasing Lender

TO

                             (b)  the total amount so recovered from the
                        purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

           SECTION 4.9. SETOFF. Each Lender shall, upon the occurrence of any Default described in CLAUSES (A) through (D) of SECTION 8.1.9 with respect to any Borrower or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Company and the Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

           SECTION 4.10. USE OF PROCEEDS. Each Borrower shall apply the proceeds of each Borrowing for general corporate purchases and working capital purposes; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U, if such acquisition would violate or cause any Lender to violate such Regulation U.

           SECTION 4.11. CURRENCY INDEMNIFICATION. The obligation of any Borrower to make payments hereunder in the currencies specified in Article III shall not be discharged as satisfied by any tender or recovery which is expressed in any other currencies except to the extent that such tender or recovery shall result in the actual receipt by the Lenders of the full amount in the currencies so specified payable hereunder. The Borrowers obligations to make payments in the currencies so specified shall be enforceable as an alternative or additional cause of action for the purpose of recovery in such currencies of the amount, if any, by which such actual receipt shall fall short of the full amount in such currencies payable hereunder, and shall not be affected by judgment being obtained for any sums due hereunder.

           Without limiting the generality of the previous paragraph, the Company agrees to indemnify each Lender against any loss incurred by it as a result of any judgment or order being given or made for the payment of any Indebtedness hereunder and such judgment or order being expressed in a currency other than the currency of the Indebtedness hereunder and as a result of any variation having occurred in rates of exchange between the date of any such amount becoming due hereunder and the date of actual payment thereof. The foregoing indemnity shall constitute a separate and independent obligation and shall apply irrespective of any indulgence granted from time to time and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

                                    ARTICLE V

                             CONDITIONS TO BORROWING

           SECTION 5.1. INITIAL BORROWING OF THE COMPANY. The effectiveness of this amendment and restatement shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1. The obligations of the Lenders to fund an initial Borrowing of the Company shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1, in addition to the applicable conditions precedent set forth in SECTION 5.3.

                             SECTION 5.1.1. RESOLUTIONS, ETC. The Agent shall
                        have received from the Company, in sufficient number of counterpart originals to provide one to each Lender, a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

                                     (a)  resolutions of its Board of Directors
                                then in full force and effect authorizing the execution, delivery and performance of this Agreement and the Notes and authorizing the borrowings hereunder and each other Loan Document to be executed by it;

                                     (b)  all documents evidencing other
                                corporate action necessary for the execution, delivery and performance of any Loan Document;

                                     (c)  all approvals or consents, if any,
                                with respect to this Agreement and the Notes;
                                and

                                     (d) the incumbency and signatures of those
                                of its officers authorized to sign to this Agreement, the Notes and each other Loan Document executed by it,

                        upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Company canceling or amending such prior certificate.

                             SECTION 5.1.2. DELIVERY OF NOTES. The Agent shall
                        have received, for the account of each Lender, the Notes of the Company duly executed and delivered by the Company.

                             SECTION 5.1.3. PAYMENT OF OUTSTANDING
                        INDEBTEDNESS, ETC. All Indebtedness identified in ITEM 7.2.2(B) of the Disclosure Schedule together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens, if any, securing payment of any such Indebtedness have been released and the Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

                             SECTION 5.1.4. OPINIONS OF COUNSEL. The Agent shall
                        have received, in sufficient number of counterpart originals to provide one to each Lender, an opinion addressed to the Agent and all Lenders, from Gardner, Carton & Douglas, counsel to the Company, substantially in the form of EXHIBIT I hereto;

                             SECTION 5.1.5. EXPENSES, ETC. The Agent shall have
                        received for its own account all reasonable fees, costs and expenses due and payable pursuant to SECTION 10.3, if then invoiced.

           SECTION 5.2. INITIAL BORROWING OF A DESIGNATED SUBSIDIARY. The obligations of the Lender to fund an initial Borrowing of any Designated Subsidiary shall be subject to the prior or concurrent satisfaction of each of the conditions precedent in this SECTION 5.2., in addition to the applicable conditions precedent set forth in SECTIONS 5.1 and 5.3.

                             SECTION 5.2.1. DESIGNATION LETTER. The Agent shall
                        have received, in sufficient number of counterpart originals to provide one to each Lender, a Designation Letter for such Designated Subsidiary.

                             SECTION 5.2.2. NOTES. The Agent shall have
                        received, for the account of each Lender, the Notes of such Designated Subsidiary, duly executed and delivered by such Designated Subsidiary.

                             SECTION 5.2.3. AUTHORIZATIONS AND APPROVALS. The
                        Agent shall have received authenticated copies of all such governmental authorizations, consents, approvals, and licenses as may be required under applicable law and regulations for each Borrower then borrowing to make and perform this Agreement and the Notes and to borrow and (in the case of the Company) guaranty Loans hereunder.

                             SECTION 5.2.4. GUARANTY. The Agent shall have
                        received, in sufficient number of counterpart originals to provide one to each Lender, a Guaranty, duly executed by the Company, of the obligations of such Designated Subsidiary under this Agreement and the Notes of such Designated Subsidiary.

                             SECTION 5.2.5. RESOLUTIONS. The Agent shall have
                        received a copy, duly certified by the Designated Subsidiary's secretary or an assistant secretary and in sufficient number of counterpart originals to provide one to each Lender, of (i) the resolutions of the Designated Subsidiary's Board of Directors authorizing the execution and delivery of the Designation Letter and the Note of such Designated Subsidiary and authorizing the borrowings thereunder, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to the Designation Letter and such Designated Subsidiary's Note.

                             SECTION 5.2.6. INCUMBENCY. The Agent shall have
                        received, in sufficient number of counterpart originals to provide one to each Lender a certificate of the Designated Subsidiary's secretary, assistant secretary or manager certifying the names of the Designated Subsidiary's officers authorized to sign the Designation Letter, the Note of such Designated Subsidiary and all other documents or certificates to be delivered to the Agent or any Lender, together with the true signatures of such officers.

           SECTION 5.3. ALL BORROWINGS. The obligation of each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.3.

                             SECTION 5.3.1. COMPLIANCE WITH WARRANTIES, NO
                        DEFAULT, ETC. Both before and after giving effect to any Borrowing the following statements shall be true and correct and certified as such by a certificate of the president, chief financial officer (or, if none, the chief financial Authorized Corporate Officer) of the Company delivered by the Company to the Agent:

                                     (a) the representations and warranties set
                                forth in ARTICLE VI (excluding, however, those contained in SECTION 6.6, 6.7, 6.8 and 6.9) shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) except for such changes as are specifically permitted hereunder;

                                     (b) except as disclosed by the Company to
                                the Agent and the Lenders  pursuant to SECTION
                                6.7

                                              (i)  no labor controversy,
                                         litigation, arbitration or governmental
                                         investigation or proceeding shall be
                                         pending or, to the knowledge of the
                                         Company, threatened against the Company
                                         or any of its Subsidiaries which might
                                         reasonably be expected to materially
                                         adversely affect the Company's
                                         consolidated business, operations,
                                         assets, revenues, properties or
                                         prospects or which purports to affect
                                         the legality, validity or
                                         enforceability of this Agreement, the
                                         Notes or any other Loan Document; and

                                              (ii)  no development shall have
                                         occurred in any labor controversy,
                                         litigation, arbitration or governmental
                                         investigation or proceeding disclosed
                                         pursuant to SECTION 6.7 which might
                                         reasonably be expected to materially
                                         adversely affect the consolidated
                                         businesses, operations, assets,
                                         revenues, properties or prospects of
                                         the Company and its Subsidiaries;

                                     (c) no Default shall have then occurred and
                                be continuing, and neither the Company nor any of its Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

                             SECTION 5.3.2 BORROWING REQUEST. The Agent shall
                        have received a request for such Borrowing in accordance with SECTION 2.3. Each of the request for a Borrowing and the acceptance by such Borrower of the proceeds of such Borrowing shall constitute (a) a representation and warranty by the Company and such Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in SECTION 5.3.1 are true and correct and (b) the certification required by such section.

                             SECTION 5.3.3 INSURANCE. There shall have been no
                        material change, or notice of prospective material change in the nature, extent, scope or cost of the insurance referred to in SECTION 6.12 which change would have a material adverse effect on the financial condition of the Company and its Subsidiaries on a consolidated basis or would significantly adversely affect the Company's or any other Borrower's ability to perform its obligations under this Agreement or under any Note.

                             SECTION 5.3.4 FORM U-1. At any time at which the
                        current value of the margin stock owned by any Borrower exceeds 25% of the value of such Borrower's assets which may not be pledged or made subject to a Lien pursuant to the terms hereof, such Borrower shall have delivered to the Agent with each request for a Borrowing for such Borrower, a statement for such Borrower in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the F.R.S. Board.

                             SECTION 5.3.5 SATISFACTORY LEGAL FORM. All
                        documents executed or submitted pursuant hereto by or on behalf of the Company, any other Borrower, any of the Company's Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

           In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Company represents and warrants unto the Agent and each Lender as set forth in this ARTICLE VI.

           SECTION 6.1. ORGANIZATION, ETC. The Company and each of its Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except such jurisdictions where failure to so qualify and be in good standing is not reasonably likely to have a material adverse effect on the operations or financial condition of the Company and its Subsidiaries taken as a whole. The Company has, and each Subsidiary upon becoming a Designated Subsidiary will have, full power and authority and holds, and will hold, all requisite governmental consents and other approvals to enter into, deliver and perform its Obligations under this Agreement, its Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

           SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Company of this Agreement, the Notes and each other Loan Document executed or to be executed by it and the execution, delivery and performance by each Designated Subsidiary or other Obligor of each Loan Document executed or to be executed by it are within the Company's and each such Designated Subsidiary's or other Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                             (a) contravene the Company's, any Designated Subsidiary's or any such other Obligor's Organic Documents;

                             (b) contravene any contractual restriction, law or
                        governmental regulation or court decree or order binding on the Company, any such Designated Subsidiary or any such other Obligor; or

                             (c) result in, or require the creation or
                        imposition of, any Lien on any of the Company's, any Designated Subsidiary's or any other Obligor's properties.

           SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. The Company and its Subsidiaries are in material compliance with all statutes and governmental rules and regulations applicable to them and no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company, any Designated Subsidiary or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

           SECTION 6.4. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Company, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies; and each Loan Document executed pursuant hereto by each Designated Subsidiary or other Obligor will, on the due execution and delivery thereof by such Designated Subsidiary or other Obligor, be the legal, valid and binding obligation of such Designated Subsidiary or other Obligor enforceable in accordance with its terms, with like exception.

           SECTION 6.5. FINANCIAL INFORMATION. The audited consolidated balance sheets of the Company and its Subsidiaries as at September 30, 1996 and the unaudited consolidated balance sheets of the Company and its Subsidiaries as at March 31, 1997, and the related statements of earnings and cash flow of the Company and each of its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

           SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since the dates of the financial statements described in SECTION 6.5, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole.

           SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Company, threatened litigation, action or proceeding against the Company or any of its Subsidiaries or labor controversy involving the Company or any of its Subsidiaries or any of their respective properties, which might reasonably be expected to materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in ITEM 6.7 ("Litigation") or ITEM 6.14 ("Environmental Matters") of the Disclosure Schedule.

           SECTION 6.8. SUBSIDIARIES. The Company has no Subsidiaries, except those Subsidiaries

                             (a) which are identified in ITEM 6.8 ("EXISTING SUBSIDIARIES") of the Disclosure Schedule; or

                             (b) which are permitted to have been acquired after
                        the Effective Date in accordance with SECTION 7.2.5.

           SECTION 6.9. PARTNERSHIPS; JOINT VENTURES. Neither the Company nor any of its Subsidiaries is a partner or a joint venturer in any partnership or joint venture other than the partnerships and joint ventures which are identified in ITEM 6.9 ("Partnerships and Joint Ventures") of the Disclosure Schedule.

           SECTION 6.10. OWNERSHIP OF PROPERTIES. The Company and each of its Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
SECTION 7.2.2.

           SECTION 6.11. TAXES. The Company and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and have paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

           SECTION 6.12. INSURANCE. The Company and each of its Subsidiaries maintain insurance, including self-insurance, to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated.

           SECTION 6.13. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no Reportable Event has occurred, no steps have been taken by the PBGC, the Company or an ERISA Affiliate to terminate or withdraw from any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Company or any ERISA Affiliate of any material liability, fine or penalty. Except as disclosed in ITEM 6.13 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

           SECTION 6.14. ENVIRONMENTAL WARRANTIES.

                             (a) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, all facilities and property (including underlying groundwater) owned or leased by the Company or any of its Subsidiaries have been, and continue to be, owned or leased by the Company and its Subsidiaries in material compliance with all Environmental Laws.

                             (b) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, there have been no past, and there are no pending or, to the Company's knowledge, threatened

                                     (i) claims, complaints, notices or requests
                                for information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

                                     (ii)  complaints, notices or inquiries to
                                the Company or any of its Subsidiaries regarding potential liability under any Environmental Law which might reasonably be expected to materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole.

                             (c) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have resulted in, or may reasonably be expected to result in, the incurrence by the Company or any of its Subsidiaries of an expense, liability, fine or penalty in an amount which might reasonably be expected to materially adversely affect the operations or financial condition of the Company and its Subsidiaries taken as a whole.

                             (d) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, the Company and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses except where failure to so comply is not reasonably likely to have a material adverse effect on the operations or financial condition of the Company and its Subsidiaries taken as a whole.

                             (e) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, no property now or previously owned or leased by the Company or any of its Subsidiaries is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS, or on any similar state list of sites requiring investigation or clean-up.

                             (f) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have resulted in, or may reasonably be expected to result in, the incurrence by the Company or any of its Subsidiaries of an expense, liability, fine or penalty in an amount which might reasonably be expected to materially adversely affect the operations or financial condition of the Company and its Subsidiaries taken as a whole.

                             (g) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS, or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which has resulted in or may reasonably be expected to result in claims against the Company or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, in an amount which might reasonably be expected to materially adversely affect the operations or financial condition of the Company and its Subsidiaries taken as a whole.

                             (h) Except as set forth in ITEM 6.14
                        ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Company or any Subsidiary of the Company that, singly or in the aggregate, have resulted in, or may reasonably be expected to result in, the incurrence by the Company or any of its Subsidiaries of an expense, liability, fine or penalty in an amount which might reasonably be expected to materially adversely affect the operations or financial condition of the Company and its Subsidiaries taken as a whole.

           SECTION 6.15. REGULATIONS G, U AND X. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of, purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. As of the date of the initial Borrowing and after giving effect to the intended application of the proceeds of each Borrowing thereafter, the current value of the margin stock owned by the Company at such time does not exceed 25% of the value of the Company's assets which may not be pledged or made subject to any Lien pursuant to this Agreement. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

           SECTION 6.16. ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of the Company in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby taken together does not, and all other such factual information hereafter furnished by or on behalf of the Company to the Agent or any Lender taken together will not, on the date as of which such information is dated or certified, contain any untrue statement of a material fact or omit a material fact necessary to make the factual information contained therein not misleading in light of the circumstances in which it was provided.


                                   ARTICLE VII

                                    COVENANTS


           SECTION 7.1. AFFIRMATIVE COVENANTS. The Company agrees with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Company will perform the obligations set forth in this SECTION 7.1.

                             SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS,
                        NOTICES, ETC . The Company will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

                                     (a) as soon as available and in any event
                                within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial officer or treasurer (or, if none, the chief financial Authorized Corporate Officer) of the Company;

                                     (b) as soon as available and in any event
                                within 120 days after the end of each Fiscal
                                Year of the Company, a copy of the annual audit report for such Fiscal Year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agent and the Required Lenders by independent public accountants of recognized national standing or other independent public accountants acceptable to the Agent and the Required Lenders;

                                     (c) as soon as available and in any event
                                within 60 days after the end of each Fiscal
                                Quarter (except the last Fiscal Quarter of each Fiscal Year) and within 120 days after the end of each Fiscal Year, a certificate, executed by the chief financial officer or treasurer (or, if none, the chief financial Authorized Corporate Officer) of the Company, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in SECTIONS 7.2.3 and 7.2.8 and stating that no Default has occurred and is continuing or, if there is any such Default, a statement setting forth details of such Default and the action which the Company has taken and proposes to take with respect thereto;

                                     (d) together with the information referred
                                to in PARAGRAPH (B) above, a report from an Authorized Corporate Officer (i) setting forth any changes in the identity of the Company's Subsidiaries, joint ventures or partnerships identified in ITEM 6.9 of the Disclosure Schedule and, in the case of new Subsidiaries, joint ventures or partnerships, describing the nature and percentage ownership interest therein of the Company and its Subsidiaries, (ii) describing any change in the nature and extent of the ownership interest in any of the Company's Subsidiaries, joint ventures or partnerships and (iii) to the extent not previously identified, indicating each Subsidiary of the Company having a Consolidated Total Assets equal to or greater than 50% of the Company's Consolidated Total Assets;

                                     (e) together with the certificate referred
                                to in PARAGRAPH (C) above, (x) the occurrence of any materially adverse development of which the Company has become aware with respect to any litigation, action, proceeding, or labor controversy described in SECTION 6.7, (y) the commencement of any material labor controversy, litigation, action, proceeding of which the Company has become aware, of the type described in SECTION 6.7, or (z) the occurrence of a Default, notice thereof and, with respect to a Default, the steps being taken by the Company or the Subsidiary, as the case may be, affected with respect thereto, from an Authorized Corporate Officer;

                                     (f) promptly after the sending or filing
                                thereof, copies of all reports which the Company sends to its equity securityholders, and all reports and registration statements (other than S-8 registration statements) which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                                     (g) promptly after becoming aware of the
                                institution of any steps by the Company, the PBGC or any ERISA Affiliate to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty, or any material increase in the contingent liability of the Company with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                                     (h) within five days of any purchase of any
                                "margin stock" as defined in Regulation U of the F.R.S. Board, a written report in the form set forth as EXHIBIT G hereto of the amount and type of any margin stock so purchased;

                                     (i) as soon as available and in any event
                                within five days after the effective date thereof, a written report of any written amendment of or waiver with respect to the Senior Note Agreements, together with a copy of the relevant document(s) evidencing such amendment or waiver; and

                                     (j) such other information respecting the
                                condition or operations, financial or otherwise, of the Company or any of its Subsidiaries, or the Company's or any other Borrower's compliance with this Agreement, as any Lender through the Agent may from time to time reasonably request.

                             SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. The
                        Company will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

                                     (a) except as otherwise permitted by
                                SECTION 7.2.8, the maintenance and preservation of its and each Subsidiary's respective existence and all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority necessary for the conduct of their respective businesses in the ordinary course as conducted from time to time; and

                                     (b) the payment, before the same become
                                delinquent, of all taxes, assessments,
                                governmental charges or levies imposed upon it or upon its property, franchises or assets except to the extent (i) being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or (ii) failure to so pay would neither (A) have a material adverse effect on the operations or financial condition of the Company and its Subsidiaries taken as a whole nor (B) otherwise result in the occurrence of a Default.

                                     SECTION 7.1.3. INSURANCE. The Company will,
                        and will cause each of its Subsidiaries to, maintain or cause to be maintained insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses. Nothing contained in this
                        SECTION 7.1.3 shall preclude the Company and its Subsidiaries from maintaining self-insurance and co-insurance to the extent that such self-insurance and co-insurance would not have a material adverse effect on the operations or financial condition of the Company and its Subsidiaries taken as a whole.

                                     SECTION 7.1.4. ENVIRONMENTAL COVENANT. The
                        Company will, and will cause each of its Subsidiaries to,

                                     (a) use and operate all of its facilities
                                and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

                                     (b) immediately notify the Agent and
                                provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws if such condition may reasonably be expected to result in the incurrence by the Company or any of its Subsidiaries of an expense, liability, fine or penalty in an amount which might reasonably be expected to materially adversely affect the operations or financial condition of the Company and its Subsidiaries taken as a whole.

           SECTION 7.2. NEGATIVE COVENANTS. The Company agrees with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Company will perform the obligations set forth in this SECTION 7.2.

                             SECTION 7.2.1. LIENS. The Company will not, and
                        will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets (other than capital stock of the Company held as treasury stock), whether now owned or hereafter acquired, except, without duplication:

                                     (a)  Liens granted to the Agent or any
                                Lender under this Agreement or any other Loan Document;

                                     (b)  Liens outstanding on the Effective
                                Date and listed on ITEM 7.2.1 to the Disclosure Schedule or disclosed in the financial statements referred to in SECTION 6.5;

                                     (c)  Liens securing the Indebtedness of a
                                Subsidiary of the Company to the Company or to another such Subsidiary;

                                     (d)  Liens granted or incurred after the
                                Effective Date to secure the payment of the purchase price or construction costs incurred in connection with the acquisition or construction by the Company or any of its Subsidiaries of fixed assets useful and intended to be used in carrying on the business of the Company or one of its Subsidiaries, including Liens existing on such fixed assets at the time of acquisition or construction thereof or at the time of acquisition by the Company or one of its Subsidiaries of any business entity then owning such fixed assets, whether or not such existing Liens were given to secure the payment of the purchase price or construction costs of the fixed assets to which they attach, so long as they were not incurred, extended or renewed in contemplation of such acquisition or construction; PROVIDED, that (i) the Lien shall attach solely to the fixed assets acquired, constructed or purchased, (ii) at the time of the acquisition, construction or purchase of such fixed assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such fixed assets, whether or not assumed by the Company or one of its Subsidiaries, shall not exceed an amount equal to the lesser of (x) the total purchase price or construction costs, as applicable, thereof or
                                (y) the fair market value thereof at the time of acquisition, construction or purchase (as determined in good faith by the Board of Directors of the Company), and (iii) immediately before and after the granting or incurring of any such Lien no Default exists which is continuing;

                                     (e)  Liens for taxes, assessments or other
                                governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                                     (f)  Liens of carriers, warehousemen,
                                mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                                     (g)  Liens incurred in the ordinary course
                                of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                                     (h)  Liens other than Liens excepted by
                                CLAUSES (A) through (G) above securing an aggregate amount of Indebtedness not exceeding 10% of the Company's Consolidated Total Capitalization; and

                                     (i)  any renewal or extension of any Lien
                                permitted by the foregoing CLAUSES (B), (D) or
                                (H) of this Section with extension, refunding or refinancing of the Indebtedness secured thereby made without increase in the then outstanding principal amount thereof and as long as immediately before and after any such extension, refunding or refinancing of Indebtedness no Default exists which is continuing.

                             SECTION 7.2.2. FINANCIAL CONDITION. The Company
                        will not permit:

                                     (a)  Its Interest Coverage Ratio for any
                                Fiscal Quarter to be less than 3.00 to 1.00.

                                     (b)  Its Leverage Ratio to be at any time
                                greater than 2.00 to 1.00.

                             SECTION 7.2.3. LONG-TERM LEASES. The Company will
                        not permit the aggregate Rentals for any Long-Term Leases payable in any Fiscal Year by the Company and its Subsidiaries to exceed 20% of the Company's Consolidated Total Capitalization as at the last day of the preceding Fiscal Year.

                             SECTION 7.2.4. INVESTMENTS. The Company will not,
                        and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                                     (a)  Investments existing on the Effective
                                Date and identified in ITEM 7.2.4(A) ("ONGOING INVESTMENTS") of the Disclosure Schedule;

                                     (b)  Cash Equivalent Investments;

                                     (c)  in the ordinary course of business,
                                Investments by the Company in any of its Subsidiaries, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital or loans or advances; and

                                     (d)  other Investments in an aggregate
                                amount at any one time not to exceed the sum of
                                (i) the Company's Consolidated Net Worth as reflected in the Company's most recently issued consolidated balance sheet MINUS $110,000,000 PLUS (ii) fifteen percent (15%) of the Company's Consolidated Net Worth as reflected in the Company's most recently issued consolidated balance sheet MINUS the amount by which the aggregate amount of Intangibles of the Company and its consolidated Subsidiaries determined on a consolidated basis acquired after the Effective Date exceeds fifteen percent (15%) of the Company's Consolidated Net Worth as reflected in the Company's most recently issued consolidated balance sheet;

                        PROVIDED, HOWEVER, that

                                     (e)  any Investment which when made
                                complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                                     (f)  no Investment otherwise permitted by
                                CLAUSE (C) or (D) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

                             SECTION 7.2.5. CONSOLIDATION, MERGER, ETC. The
                        Company will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) other than (a) any such transaction among or between Subsidiaries of the Company as long as the surviving Person (in the case of a liquidation, merger, dissolution or consolidation) or the acquiring Person (in the case of an acquisition) is a wholly-owned Subsidiary of the Company (and if as a result thereof any such Subsidiary which will cease to exist is a Designated Subsidiary, the obligations of such Subsidiary shall be assumed by a Subsidiary which is a Designated Subsidiary) or (b) any such transaction involving the Company if the Company is the surviving corporation, and provided that both before and after giving effect to any such transaction (whether involving the Company or any of its Subsidiaries), no Default has occurred and is continuing and the Company continues to meet all of its obligations under this Agreement and the other Loan Documents.

                             SECTION 7.2.6. ASSET DISPOSITIONS, ETC .
                        Except as otherwise permitted by this Section, the Company will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person.
                        Notwithstanding the foregoing:

                                     (a)  the Company or any of its Subsidiaries
                        may sell, for a cash consideration equal to not less than the fair market value thereof (as determined in good faith by the Board of Directors of the Company) assets which constitute a "substantial part" (as defined below in this Section) of the assets of the Company and its Subsidiaries if, within ninety (90) days after the date of any such sale:

                                              (1)  the Person selling such
                                         assets applies that portion (the
                                         "EXCESS PORTION") of the net proceeds
                                         received upon such sale which exceeds
                                         fifteen percent (15%) of the Company's
                                         Consolidated Net Assets (determined as
                                         of the last day of the calendar month
                                         immediately preceding the month in
                                         which such sale occurs), to the
                                         purchase (or shall have entered into a
                                         firm and binding agreement to purchase,
                                         within one hundred eighty (180) days
                                         after the date of such sale), for a
                                         cost not exceeding the fair market
                                         value thereof (as determined in good
                                         faith by the Board of Directors of the
                                         Company), of other assets which will be
                                         used or useful in the ordinary course
                                         of the business of the Person selling
                                         such assets, or

                                              (2)  the Company, by written
                                         notice to each holder of outstanding
                                         Consolidated Funded Debt of the Company
                                         not less than thirty (30) days prior to
                                         the date fixed by the Company for the
                                         prepayment or purchase referred to
                                         below (which notice shall state that
                                         the same is given pursuant to the
                                         provisions of this SECTION 7.2.6 and
                                         that any such holder that elects to
                                         accept such offer must do so by notice
                                         given to the Company, in writing or by
                                         telex, not less than ten (10) days
                                         prior to such date of prepayment or
                                         purchase), shall have offered, pursuant
                                         to a pro-rata offer made concurrently
                                         to all holders of then outstanding
                                         Consolidated Funded Debt, to apply an
                                         amount equal to that portion of the
                                         Excess Portion not applied as provided
                                         in CLAUSE (1) above, to the prepayment
                                         or purchase, on the date specified in
                                         such notice (which date shall be within
                                         such ninety (90) day period) of
                                         Consolidated Funded Debt (at a
                                         prepayment or purchase price not
                                         exceeding the principal amount thereof
                                         and accrued interest thereon to the
                                         date of such prepayment or purchase,
                                         and without premium); provided,
                                         however, that, if and to the extent
                                         that any holder of Consolidated Funded
                                         Debt declines such offer in whole or in
                                         part, that portion of the Excess
                                         Portion offered to such holder and not
                                         applied to the prepayment or purchase
                                         of Consolidated Funded Debt held by it
                                         shall be offered by the Company (within
                                         ten (10) days following the expiration
                                         of such ninety (90) day period) to be
                                         applied, on a pro-rata basis, to the
                                         prepayment or purchase on the date
                                         specified in such offer (which date
                                         shall be thirty (30) days following the
                                         expiration of such ninety (90) day
                                         period), on the same terms as provided
                                         above, of Consolidated Funded Debt held
                                         by all
                                holders of Consolidated Funded Debt which elected to accept the initial prepayment or purchase offer (any such holder electing to accept such offer must notify the Company of such election by notice given to the Company, in writing or by telex, at least ten days prior to the date fixed by the Company for said prepayment or purchase);

                                provided, however, that the aggregate book value of assets sold by the Company and its Subsidiaries in any Fiscal Year pursuant to the provisions of this PARAGRAPH (A) shall not exceed thirty-five percent (35%) of the Company's Consolidated Net Assets, determined as of the last day of the immediately preceding Fiscal Year; and

                                     (b)  so long as no Event of Default or
                                Unmatured Event of Default exists, the Company or any Subsidiary may sell or factor accounts receivable owned by it, without recourse or liability (except (i) usual and customary contingent liabilities incurred by an endorser without recourse or in connection with customary warranties usually made in connection with sales "without recourse" of accounts receivable and
                                (ii) repurchase or indemnity obligations with respect thereto not exceeding ten percent (10%) of the face amount of such accounts receivable) and for an amount not less than the fair value of such receivables;

                        As used in this SECTION 7.2.6 a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Company and its Subsidiaries only if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries (other than (i) the sale or other disposition of property which is worn-out, obsolete or unserviceable and (ii) the sale of goods and services in the ordinary course of business) during the same Fiscal Year, exceeds fifteen percent (15%) of the Company's Consolidated Net Assets, determined as of the end of the immediately preceding Fiscal Year.

                             SECTION 7.2.7. TRANSACTIONS WITH AFFILIATES. The
                        Company will not, and will not permit any of its Subsidiaries to, enter into or be a party to any transaction, arrangement or contract with any of its Related Parties (excluding any transactions, arrangements or contracts entered into by the Company or one of its Subsidiaries with any of its Related Parties in good faith, and which the Company has in good faith determined to be in the long term best interests of the Company and its Subsidiaries taken as a whole), including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any such Related Party, unless such arrangement or contract is fair and equitable to the Company or such Subsidiary and is a transaction, arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Company or such Subsidiary with a Person which is not one of its Related Parties.

                             SECTION 7.2.8. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Company will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting

                                     (a)  the creation or assumption of any Lien
                                upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Company or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

                                     (b)  the ability of any Subsidiary to make
                                any payments, directly or indirectly, to the Company by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Company.

                             SECTION 7.2.9. BUSINESS ACTIVITIES. The Company
                        will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the businesses then to be engaged in by the Company and its Subsidiaries taken as a whole, would be substantially changed from the businesses in which they are currently engaged and other activities related or complementary thereto.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

           SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

                             SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. Any
                        Borrower shall default in the payment or prepayment when due of any principal on any Loan, or any Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any fee, any interest or of any other Obligation.

                             SECTION 8.1.2. BREACH OF WARRANTY. Any
                        epresentation or warranty of the Company, any Designated Subsidiary or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Company, such Designated Subsidiary or such other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made or deemed made in any material respect.

                             SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS
                        AND OBLIGATIONS. The Company shall default in the due performance and observance of any of its obligations under SECTION 7.2 (other than SECTION 7.2.3).

                             SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS
                        AND OBLIGATIONS. The Company, any Designated Subsidiary or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the day on which the chief executive officer, chief operating officer, chief financial officer, Treasurer or Secretary of the Company first obtains actual knowledge of such default, or (ii) notice thereof shall have been given to the Company by the Agent or any Lender.

                             SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. (a) A
                        default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of (i) any Indebtedness under the Senior Note Agreements or (ii) any other Indebtedness (other than Indebtedness described in SECTION 8.1.1) of, or guaranteed by, the Company or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $5,000,000; or (b) a default shall occur in the performance or observance of any obligation or condition with respect to (i) any Indebtedness under the Senior Note Agreements or (ii) any other Indebtedness of, or guaranteed by, the Company or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $5,000,000, if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

                             SECTION 8.1.6. JUDGMENTS. Any judgments or orders
                        for the payment of money aggregating in excess of $5,000,000 shall be rendered against the Company or any of its Subsidiaries or against any property or assets of either and either

                                     (a)  enforcement proceedings shall have
                                been commenced by any creditor upon such judgments or orders; or

                                     (b) there shall be any period of 60
                                consecutive days during which a stay of
                                enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                             SECTION 8.1.7. PENSION PLANS. Any of the following
                        events shall occur with respect to any Pension Plan:
                        (a) the institution of any steps by the Company, any ERISA Affiliate or any other Person to terminate a Pension Plan if, as a result of such termination, the Company or any such ERISA Affiliate could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

                             SECTION 8.1.8. CONTROL OF THE COMPANY. Any Change
                        in Control shall occur.

                             SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC.  The
                        Company or any of its Subsidiaries shall

                                     (a) become insolvent or generally fail to
                                pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                                     (b) apply for, consent to, or acquiesce in,
                                the appointment of a trustee, receiver,
                                sequestrator or other custodian for the Company or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

                                     (c) in the absence of such application,
                                consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Company and each Subsidiary hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                                     (d) permit or suffer to exist the
                                commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company or any of its Subsidiaries, and, if any such case or proceeding is not commenced by the Company or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Company or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Company and each Subsidiary hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                                     (e)  take any action authorizing, or in
                                furtherance of, any of the foregoing.


           SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (A) through (E) of SECTION 8.1.9 shall occur with respect to the Company or any Subsidiary, the Commitments(if not theretofore terminated) shall automatically terminate and be reduced to zero and the and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

           SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT . If any Event of Default (other than any Event of Default described in CLAUSES (A) through (E) of SECTION 8.1.9 with respect to the Company or any Subsidiary) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Company declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated and reduced to zero, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and be reduced to zero.


                                   ARTICLE IX

                                    THE AGENT

           SECTION 9.1. ACTIONS. Each Lender hereby appoints B of A as its Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise determined by the Agent in good faith on advice from legal counsel that to do so could (i) be in violation of the terms of this Agreement or another Loan Document, (ii) be contrary to public policy or in violation of law, regulation, guideline, decision, directive or opinion of any court or regulator or governmental or regulatory body having jurisdiction over the Agent, or (iii) expose the Agent to liability, fine or penalty), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, PRO RATA according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Company; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

           SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., Chicago time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Company severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Company to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

           SECTION 9.3. EXCULPATION. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by the Company of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

           SECTION 9.4. SUCCESSOR. The Agent may resign as such at any time upon at least 30 days' prior notice to the Company and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

                             (a) this ARTICLE IX shall inure to its benefit as
                        to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and

                             (b) SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.


           SECTION 9.5. LOANS BY LENDERS. B of A shall have the same rights and powers with respect to (x) the Loans made by it or any of its Related Parties, and (y) the Notes held by it or any of its Related Parties as any other Lender and may exercise the same as if it were not the Agent. B of A and its Related Parties may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Related Party of the Company as if B of A were not the Agent hereunder.

           SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Company, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

           SECTION 9.7. COPIES, ETC. The Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Agent by the Company pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Company). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Company for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

           SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would:

                             (a) modify any requirement hereunder that any
                        particular action be taken by all the Lenders or by the Required Lenders, shall be effective unless consented to by each Lender;

                             (b) modify this SECTION 10.1, change the definition
                        of "REQUIRED LENDERS", increase the Commitment Amount, Designated Subsidiary or the Percentage of any Lender (except pursuant to assignments in accordance with SECTION 10.11), reduce any fees described in ARTICLE III, or extend the Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note;

                             (c) extend the due date for, or reduce the amount
                        of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of the Note evidencing such Loan; or

                             (d) affect adversely the interests, rights or
                        obligations of the Agent QUA the Agent shall be made without consent of the Agent.

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

           SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by Telex or by facsimile and addressed, delivered or transmitted to such party at its address, Telex or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address, Telex or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when sent; PROVIDED, HOWEVER, that notices to the Agent under SECTIONS 2.3 through 2.5 shall not be effective until actually received by the Agent; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

           SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with

                             (a) the negotiation, preparation, execution and
                        delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

                             (b) the preparation and review of the form of any
                        document or instrument relevant to this Agreement or any other Loan Document.

The Company further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents or the acceptance of telephonic or other instructions for making Loans. The Company also agrees to reimburse the Agent and each Lender upon demand its reasonable expenses, including fees and out-of-pocket expenses of counsel (including counsel who may be employees of the Agent or such Lender), incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

           SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Company hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                             (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

                             (b) the entering into and performance of this
                        Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Company as the result of any determination by the Required Lenders pursuant to
                        ARTICLE V not to fund any Borrowing); or

                             (c) any investigation, litigation or proceeding
                        related to any acquisition or proposed acquisition by the Company or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct, or such Indemnified Party's failure to comply with SECTIONS 10.11 or 10.12. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

           SECTION 10.5. SURVIVAL. The obligations of the Company under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
SECTION 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

           SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

           SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

           SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Company and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Company and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Company and each Lender.

           SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

           SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

                             (a) the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

                             (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

           SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTE; PARTICIPATIONS IN LOANS AND NOTE . Each Lender may assign, or sell participations in, its Loans and Commitment to one or more other Persons in accordance with this SECTION 10.11.

                             SECTION 10.11.1.  ASSIGNMENTS.  Any Lender,

                                     (a)  with the written consents of the
                                Company and the Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Company, shall be deemed to have been given in the absence of a written notice delivered by the Company to the Agent, on or before the fifth Banking Day after receipt by the Company of such Lender's request for consent, stating, in reasonable detail, the reasons why the Company proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

                                     (b)  with notice to the Company and the
                                Agent, but without the consent of the Company or the Agent, may assign and delegate to any of its Affiliates or to any other Lender

                        (each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount of the lesser of (x) such Lender's total Loans and Commitment and (y) $5,000,000 PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in the penultimate sentence of
                        SECTION 4.6 and FURTHER, PROVIDED, HOWEVER, that, the Company and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                                     (c)  written notice of such assignment and
                                delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Company and the Agent by such Lender and such Assignee Lender,

                                     (d)  such Assignee Lender shall have
                                executed and delivered to the Company and the Agent a Lender Assignment Agreement, accepted by the Agent, and

                                     (e)  the processing fees described below
                                shall have been paid.

                        From and after the date that the Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Banking Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitment and, if the assignor Lender has retained Loans and a Commitment hereunder, a replacement Note in the principal amount of the Loans and Commitment retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $3,000. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void.

                             SECTION 10.11.2. PARTICIPATIONS. Any Lender may at
                        any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, its Commitment, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

                                     (a)  no participation contemplated in this
                                SECTION 10.11 shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document,

                                     (b)  such Lender shall remain solely
                                responsible for the performance of its
                                Commitment and such other obligations,

                                     (c)  each Borrower and the Agent shall
                                continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                                     (d)  no Participant, unless such
                                Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSE (B) or
                                (C) of SECTION 10.1, and

                                     (e) the Company shall not be required to
                                pay any amount under SECTION 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

                        The Company acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

           SECTION 10.12. EXEMPT CHARACTER OF TRANSACTION. The Company, the Lenders and the Agent agree that each will not (and in the case of the Company, it will not permit any Subsidiary to), directly or indirectly, sell or offer, or attempt to or offer to dispose of, any interest in the Notes or any substantially similar instruments of any borrower hereunder, or solicit any offers to buy any interest therein from, or otherwise approach or negotiate with respect thereto with, any Person whatsoever so as to bring the execution and delivery of either this Agreement or the Notes within the provisions of Section 5 of the Securities Act of 1933, as now in effect or later amended.

           SECTION 10.13. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Affiliates in which the Company or such Affiliate is not restricted hereby from engaging with any other Person.

           SECTION 10.14. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE COMPANY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY

EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

           SECTION 10.15. WAIVER OF JURY TRIAL . THE AGENT, THE LENDERS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE COMPANY. THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               ANDREW CORPORATION


                       By: ______________________________
                        Title: _________________________

                        Address: 10500 West 153rd Street
                              Orland Park, IL 60462

                           Facsimile No.: 708-349-5287

                       Attention: Mr. M. Jeffrey Gittelman
                                    Treasurer

                         BANK OF AMERICA NATIONAL TRUST
                        AND SAVINGS ASSOCIATION, as Agent


                       By: ______________________________
                        Title: _________________________

                        Address: 231 South LaSalle Street
                                Chicago, IL 60697

                           Facsimile No.: 312-974-9102


                          Attention: Mr. David Johanson
                           Agency Management Services

                                     LENDERS


                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION


                        By: _____________________________
                         Title: ________________________

                                    Domestic
                        Office: 231 South LaSalle Street
                                Chicago, IL 60697

                           Facsimile No.: 312-828-1974

                            Attention: Mr. Rob Ritter
                                      CBD-I


                                   Eurodollar
                        Office: 231 South LaSalle Street
                                Chicago, IL 60697

                           Facsimile No.: 312-828-1974

                            Attention: Mr. Rob Ritter

                               ABN AMRO BANK N.V.


                        By: _____________________________
                         Title: ________________________

                        By: _____________________________
                         Title: ________________________

                                    Domestic
                        Office: 135 South LaSalle Street
                                    Suite 625
                                Chicago, IL 60603

                           Facsimile No.: 312-606-8425

                             Attention: Joann Holman


                                   Eurodollar
                        Office: 135 South LaSalle Street
                                    Suite 625
                                Chicago, IL 60603

                           Facsimile No.: 312-606-8425

                             Attention: Joann Holman

                       THE FIRST NATIONAL BANK OF CHICAGO

                        By: _____________________________
                         Title: ________________________

                                    Domestic
                        Office: One First National Plaza
                                   Suite 0088
                                Chicago, IL 60670

                           Facsimile No.: 312-732-2715

                          Attention: Ms. Cheryl McCabe


                                   Eurodollar
                        Office: One First National Plaza
                                   Suite 0088
                                Chicago, IL 60670

                           Facsimile No.: 312-732-2715

                          Attention: Ms. Cheryl McCabe

                                   SCHEDULE I
                             Schedule of Percentages


A.  LENDER                          PERCENTAGE


    Bank of America National Trust
       and Savings Association           50%
    ABN AMRO Bank N.V.                   25%
    First National Bank of Chicago       25%

                                   SCHEDULE II



                              DISCLOSURE SCHEDULE*


ITEM 6.7      LITIGATION.

              DESCRIPTION OF PROCEEDING             ACTION OR CLAIM SOUGHT




ITEM 6.8      EXISTING SUBSIDIARIES.

              State of               Ownership      Business
NAME          INCORPORATION            %            DESCRIPTION





ITEM 6.11     EMPLOYEE BENEFIT PLANS.


ITEM 6.12     ENVIRONMENTAL MATTERS.


ITEM 7.2.2(b) INDEBTEDNESS TO BE PAID.


              CREDITOR                              OUTSTANDING PRINCIPAL AMOUNT


ITEM 7.2.4(a) ONGOING INVESTMENTS.


--------------------
* Item numbers are keyed to refer to Sections where the item is principally referred to and will have to be revised as such Sections are renumbered.

                                    EXHIBIT A



                                REPLACEMENT NOTE


                                                       __________, 19__



         FOR VALUE RECEIVED, the undersigned, [BORROWER'S NAME], a ___________ corporation (the "BORROWER"), promises to pay to the order of ______________________ (the "LENDER") on the Stated Maturity Date, the principal sum of all Loans shown on the schedules attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of November 1, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "AGREEMENT"), among Andrew Corporation (the "COMPANY"), certain Subsidiaries of the Company, including the Borrower, Bank of America National Trust and Savings Association, as Agent, and the various financial institutions (including the Agent) as are, or may from time to time become, parties thereto.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Agreement.

         Payments of both principal and interest are to be made in U.S. Dollars or the appropriate Eurocurrency, as applicable, in same day or immediately available funds to the account designated by the Agent pursuant to the Agreement.

         This Note is a Note referred to in, and evidences Indebtedness incurred under, the Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Agreement.


         This Note constitutes a renewal and restatement of that certain Note of the Borrower, dated June 16, 1993, payable to the order of the Lender in the original principal amount of the appropriate Eurocurrency or U.S. Dollars, as applicable, __________, (the "ORIGINAL NOTE"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing contained herein shall be deemed to constitute a payment, settlement or novation of the Original Note.


         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                                   [BORROWER NAME]


                                                   By_________________________
                                                     Title:

                                                 Schedule A to Replacement Note



           REFERENCE RATE LOANS AND REPAYMENT OF REFERENCE RATE LOANS



                   (2)
                   Amount                       (4)
                    and            (3)        Amount and
                  Currency       Interest      Currency         (5)
    (1)             of           Period of        of          Notation
   DATE            LOAN           LOAN        LOAN REPAID      MADE BY
______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

______________ ______________ ______________ ______________ ______________

                                                 Schedule B to Replacement Note



       EURODOLLAR RATE AND EUROCURRENCY RATE LOANS AND REPAYMENT OF LOANS





                   (2)
                  Amount                        (4)
                   and            (3)         Amount and
                 Currency       Interest       Currency         (5)
      (1)           of          Period of         of          Notation
     DATE          LOAN           LOAN        LOAN REPAID      MADE BY
______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

______________ ______________ ______________ ______________ _______________

                                                Schedule C to Replacement Note



                    QUOTED RATE LOANS AND REPAYMENT OF LOANS






                    (2)
                   Amount          (3)
                     of         Amount of        (4)
     (1)           Quoted      Quoted Rate     Notation
     DATE           LOAN       LOAN REPAID      MADE BY
______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

______________ ______________ ______________ ______________

                                    EXHIBIT B

                                BORROWING REQUEST


Bank of America National Trust
 and Savings Association, as Agent
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  Mr. Rob Ritter
            CBD-I

                               ANDREW CORPORATION


Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to Section 2.3 of the Amended and Restated Credit Agreement, dated as of November 1, 1997 (the "AGREEMENT"), among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company, certain financial institutions and Bank of America National Trust and Savings Association ("BofA")(the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Agreement.

         The Company hereby requests that a Borrowing of Loans be made to BORROWER'S NAME in the aggregate principal amount of $______ on ______, 19__ as [Eurodollar Rate Loans having an Interest Period of ______ months] [Quoted Rate Loans having an Interest Period of ______] [Reference Rate Loans].

         The Company hereby acknowledges that, pursuant to SECTION 5.3.2 of the Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Company that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in SECTION 5.3.1 are true and correct in all material respects.

         The Company agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Company, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

         Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be           PERSON TO BE PAID                   Name, Address, etc.
TRANSFERRED         NAME           ACCOUNT NO.             OF TRANSFEREE

$____________     _____________   _____________           ____________________
                                                          ____________________
                                                          Attention:__________

$____________     _____________   _____________           ____________________
                                                          ____________________
                                                          Attention:__________


Balance of    [BORROWER'S NAME]   _____________           ____________________
such proceeds                                             ____________________
                                                          Attention:__________

         The Company has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Corporate Officer this ___ day of ____________, 19__ .


                                                ANDREW CORPORATION

                                                By:__________________________
                                                   Name:_____________________
                                                   Title:____________________

                                    EXHIBIT C

                                    GUARANTY


         GUARANTY (this "GUARANTY"), dated as of November 1, 1997, made by ANDREW CORPORATION, a Delaware corporation (the "Guarantor"), in favor of each of the Lender Parties (as defined below).

                              W I T N E S S E T H:
         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of November 1, 1997, (the "AGREEMENT"), among the Guarantor, a Delaware corporation, certain Subsidiaries of the Guarantor, the various commercial lending institutions (individually a "LENDER" and collectively the "LENDERS") as are, or may from time to time become, parties thereto and Bank of America National Trust and Savings Association as agent (together with any successors(s) thereto in such capacity, the "AGENT") for the Lenders, the Lenders have extended Commitments to make Loans to the Borrowers (as defined below); and

         WHEREAS, as a condition precedent to the Lender making the initial Loans under the Agreement to a Designated Subsidiary, the Guarantor is required to execute and deliver this Guaranty; and

         WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to a Designated Subsidiary by the Lenders pursuant to the Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to a Designated Subsidiary pursuant to the Agreement, the Guarantor agrees, for the benefit of each Lender Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "AGENT" is defined in the FIRST RECITAL.

         "AGREEMENT" is defined in the FIRST RECITAL.

         "BORROWERS" mean the Guarantor and the Designated Subsidiary

         "DESIGNATED SUBSIDIARY" means each subsidiary of the Guarantor identified as a Designated Subsidiary in a Designation Letter delivered to the Agent, from time to time.

         "GUARANTOR" is defined in the PREAMBLE.

         "GUARANTY" is defined in the PREAMBLE.

         "LENDER" is defined in the FIRST RECITAL.

         "LENDER PARTY" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

         "LENDERS" is defined in the FIRST RECITAL.

         "TAXES" is defined in CLAUSE (A) of SECTION 2.8.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of Illinois.

         SECTION 1.2. AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Agreement.

         SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. as in effect in the State of Illinois are used in this Guaranty, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                               GUARANTY PROVISIONS

         SECTION 2.1. GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably

                           (a) guarantees the full and punctual payment when
                      due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of any Designated Subsidiary now or hereafter existing under the Agreement, the Notes and each other Loan Document to which any Designated Subsidiary is or may become a party, whether for principal, interest, fees, expenses or otherwise (including, without limitation, all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

                           (b) indemnifies and holds harmless each Lender Party
                      and each holder of any Note for any and all costs and expenses (including reasonable attorney's fees (who may be employees of the Lender Party) and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty.

This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Designated Subsidiary (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

         SECTION 2.2. ACCELERATION OF GUARANTY. The Guarantor agrees that, in the event of the dissolution or insolvency of any Designated Subsidiary or the Guarantor, or the inability or failure of any Designated Subsidiary or the Guarantor to pay debts as they become due, or an assignment by any Designated Subsidiary or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of any Designated Subsidiary or the Guarantor under bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of any Designated Subsidiary may not then be due and payable, the Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

         SECTION 2.3. GUARANTOR ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of any Designated Subsidiary have been finally paid in full in cash, all obligations of the Guarantor hereunder shall have been finally paid in full in cash and all Commitments shall have terminated. The Guarantor guarantees that the Obligations of any Designated Subsidiary will be paid strictly in accordance with the terms of the Agreement, the Notes, and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                           2.3.1.  any lack of validity, legality or
                      enforceability of the Agreement, any Note or any other Loan Document;

                           2.3.2. the failure of any Lender Party or any holder of any Note (i) to assert any claim or demand or to enforce any right or remedy against any Designated Subsidiary or any other Person (including any other guarantor) under the provisions of the Agreement, any Note, any other Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of any Designated Subsidiary;

                           2.3.3. any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Designated Subsidiary, or any other extension, compromise or renewal of any Obligation of any Designated Subsidiary;

                           2.3.4. any reduction, limitation, impairment or termination of any Obligations of any Designated Subsidiary for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of any Designated Subsidiary or otherwise;

                           2.3.5. any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Agreement, any Note or any other Loan Document;

                           2.3.6 . any addition, exchange, release, surrender or
                      non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Obligations of any Designated Subsidiary; or

                           2.3.7. any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Designated Subsidiary, any surety or any guarantor.

         SECTION 2.4. REINSTATEMENT, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Designated Subsidiary or otherwise, all as though such payment had not been made.

         SECTION 2.5. WAIVER, ETC. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of any Designated Subsidiary and this Guaranty and any requirement that the Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Designated Subsidiary or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any Designated Subsidiary.

         SECTION 2.6. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of rights of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations of the Designated Subsidiary. Any amount paid to the Guarantor on account of any payment made hereunder prior to the payment in full of all Obligations of the Designated Subsidiary shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Agent and credited and applied against the Obligations of the Designated Subsidiary, whether matured or unmatured, in accordance with the terms of the Agreement; PROVIDED, HOWEVER, that if

                           a. the Guarantor has made payment to the Lender Parties and each holder of a Note of all or any part of the Obligations of the Designated Subsidiary, and

                           b. all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at the Guarantor's request, the Agent, on behalf of the Lender Parties and the holders of the Notes, will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations of the Designated Subsidiary resulting from such payment by the Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding against the Designated Subsidiary (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Lender Party or any holder of a Note.

         SECTION 2.7. SUCCESSORS, TRANSFEREES AND ASSIGNS: TRANSFERS OF NOTES, ETC. This Guaranty shall (a) be binding upon the Guarantor, and its successors, transferees and assigns; and (b) inure to the benefit of and be enforceable by the Agent and each other Lender Party. Without limiting the generality of the foregoing CLAUSE (B), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section
10.11 and Article IX of the Agreement.

         SECTION 2.8. PAYMENTS FREE AND CLEAR OF TAXES, ETC. The Guarantor hereby agrees that:

                           2.8.1. All payments by the Guarantor hereunder shall
                      be made in accordance with Section 4.7 of the Agreement free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender Party's net income or receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will

                                    (a)  pay directly to the relevant authority
                               the full amount required to be so withheld or deducted;

                                    (b)  promptly forward to the applicable
                               Lender Party an official receipt or other documentation satisfactory to such Lender Party evidencing such payment to such authority; and

                                    (c)  pay to the applicable Lender Party such
                               additional amount or amounts as is necessary to ensure that the net amount actually received by such Lender Party will equal the full amount such Lender Party would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against any Lender Party with respect to any payment received by such Lender Party hereunder or relating to
SECTION 5.1 of the Agreement, such Lender Party may pay such Taxes and the Guarantor will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Lender Party after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Lender Party would have received had no such Taxes been asserted.

                           2.8.2. If the Guarantor fails to pay any Taxes when
                      due to the appropriate taxing authority or fails to remit to any Lender Party the required receipts or other required documentary evidence, the Guarantor shall indemnify each Lender Party for any incremental Taxes, interest or penalties that may become payable by such Lender Party as a result of any such failure.

                           2.8.3. Without prejudice to the survival of any other
                      agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this SECTION 2.8 shall survive the payment in full of the principal of and interest on the Loans.

         SECTION 2.9. CURRENCY PROTECTION. The Guarantor agrees that if and to the extent that the Obligations are payable in any currency or currencies other than the currency in which such Obligations were created or denominated (the "Eurocurrency"), such aggregate amount of the Eurocurrency shall be increased, to the extent necessary to avoid any loss to the Lender Parties, on account of any change or changes in the value of such other currency or currencies compared to the Eurocurrency at any time or times between the date hereof and the date or dates of payment of the Obligations by the Guarantor.

         SECTION 2.10. JUDGMENTS. If the Guarantor fails to fulfill its obligations as required by this guaranty, and suit is brought thereunder in any court within the United States, then with respect to any of the Obligations payable in a currency other than United States Dollars and for the purpose of determining the amount of the judgment in United States Dollars, the applicable rate of exchange shall be that at which Bank of America National Trust and Savings Association sells such other currency in Chicago, in exchange for United States Dollars, for cable transfer to the place where such Obligation was payable by the Designated Subsidiary. Such selling rate shall be that which is in effect on the Chicago business day on which judgment is given against the Guarantor, or if such day is not a business day in Chicago, then on the Chicago business day next preceding that on which judgment is given against the Guarantor. The Guarantor agrees that its obligation pursuant to this paragraph shall, notwithstanding any U.S. Dollar judgment, be discharged only to the extent that following receipt by the Agent, for the benefit of the Lender Parties of any sum adjudged to be due hereunder, the Agent is able in accordance with normal banking procedure to purchase such other currency with the amount of U.S. Dollars so adjudged to be due. The Agent shall endeavor to purchase such other currency on the business day following receipt of payment of the U.S. Dollar judgment, but if the other currency so purchased is less than the amount originally due to the Lender Parties in such currency, the Guarantor agrees as a separate obligation and notwithstanding any such judgment to indemnify the Agent and the Lender Parties against such loss.

         SECTION 2.11. INFORMATION CONCERNING DESIGNATED SUBSIDIARIES; NO RELIANCE ON REPRESENTATIONS BY LENDERS. The Guarantor hereby warrants to the Lenders that the Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial conditions and business of each Designated Subsidiary. No Lender shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of any Designated Subsidiary which may come into such Lender's possession. TheGuarantor has executed and delivered this guaranty without reliance upon any representation by any Lender with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Obligations or any Loan, or other financial accommodation made or granted to any Designated Subsidiary; (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Obligations or the creation, perfection or priority of any lien or security interest in such property; or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties with respect to any of the Obligations.

         SECTION 2.12. INDEMNIFICATION. In consideration of the execution and delivery of the Agreement by each Lender and the extension of the Commitments, the Guarantor hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                           (a) any transaction or activity financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan to a Designated Subsidiary;

                           (b) the entering into and performance of the Agreement and any other Loan Document by any of the Indemnified Parties; or

                           (c) any investigation, litigation or proceeding related to the acquisition of a permit or license necessary to borrow hard currency (when applicable);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

           The obligations of the Guarantor under this SECTION 2.12 shall survive any termination of this Guaranty, the payment in full of all Obligations and the termination of all Commitments.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         SECTION 3.1. LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 3.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. In addition to, and not in limitation of, SECTION 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to SECTION 2.7); PROVIDED, HOWEVER, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Agent and the Required Lenders.

         SECTION 3.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 3.4. ADDRESSES FOR NOTICES TO THE GUARANTOR. All notices and other communications hereunder to the Guarantor shall be in writing (including facsimile communication) and mailed or faxed or delivered to it, addressed to it at the address or fax number set forth below its signature hereto or at such other address as shall be designated by the Guarantor in a written notice to the Agent at the address specified in the Agreement complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or faxed, respectively, be effective when deposited in the mails or faxed, respectively, addressed as aforesaid.

         SECTION 3.5. NO WAIVER; REMEDIES. In addition to, and not in limitation of, SECTION 2.3 and SECTION 2.5, no failure on the part of any Lender Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 3.6. SECTION CAPTIONS. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 3.7. SETOFF. In addition to, and not in limitation of, any rights of any Lender Party or any holder of a Note under applicable law, each Lender Party and each such holder shall, upon the occurrence of any Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, (i) any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Lender Party or such holder, (ii) any and all property of every kind or description of or in the name of the Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, such Lender Party, such holder or any agent or bailee for such Lender Party or such holder or (iii) any payments owing from any Lender Party to Guarantor; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Agreement.

         SECTION 3.8. SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 3.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 3.10. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 3.11. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                               ANDREW CORPORATION


                              By:________________
                             Title:________________

                        Address: 10500 West 153rd Street

                             Orland Park, IL 60462

                        Attention: Mr. Jeffrey Gittelman

                          Facsimile No.: 708-349-5287

                                    EXHIBIT D



                         CONTINUATION/CONVERSION NOTICE


Bank of America National Trust
  and Savings Association, as Agent
231 South LaSalle Street
Chicago, Illinois  60697



                               ANDREW CORPORATION


Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Amended and Restated Credit Agreement, dated as of November 1, 1997, the "AGREEMENT"), among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company, certain financial institutions and Bank of America National Trust and Savings Association, (the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Agreement.

         The Company hereby requests that on __________, 19___, the following Loans be continued or converted, as applicable:


                             (1) $________ of the presently outstanding
                        principal amount of the Loans to [BORROWER'S NAME] originally made on ________, 19___ presently being maintained as [Reference Rate Loans] [Eurodollar Rate Loans] [Eurocurrency Rate Loans] [Quoted Rate Loans] be [converted into] [continued as] [Eurodollar Rate Loans having an Interest Period of _______ months] [Eurocurrency Rate Loans having an Interest Period of _______ months] [Quoted Rate Loans having an Interest Period of _______] [Reference Rate Loans], and

                             (2) $________ of the presently outstanding
                        principal amount of the Loans to [BORROWER'S NAME] originally made on _______, 19___ presently being maintained as [Reference Rate Loans] [Eurodollar Rate Loans] [Eurocurrency Rate Loans] [Quoted Rate Loans] be [converted into] [continued as] [Eurodollar Rate Loans having an Interest Period of _______ months] [Eurocurrency Rate Loans having an Interest Period of _______ months] [Quoted Rate Loans having an Interest Period of _______] [Reference Rate Loans],

The Company hereby:

                             (a) certifies and warrants that no Default has occurred and is continuing; and

                             (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Company, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

           The Company has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ____ day of ________, 19___ .


                                                   ANDREW CORPORATION

                                                   By:_________________________
                                                      Name:____________________
                                                      Title:___________________

                                    EXHIBIT E

                               Designation Letter

                                     [Date]


Bank of America National Trust
 and Savings Association, as Agent
231 South LaSalle Street
Chicago, Illinois 60697

Attention:

Ladies and Gentlemen:

     Reference is hereby made to an Amended and Restated Credit Agreement dated as of November 1, 1997 (together with all amendments, if any, from time to time made thereto, the "AGREEMENT") among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company, certain financial institutions as Lenders and Bank of America National Trust and Savings Association (the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Agreement.

     The Company hereby certifies that ______________, a ___________ _______________ is a Designated Subsidiary of the Company. The Company hereby designates _________________ as a Designated Subsidiary as of the date of this letter and hereby requests that the Lenders make Loans to such Designated Subsidiary pursuant to the terms and conditions of the Agreement.

                                       Very truly yours,

                                       ANDREW CORPORATION

                                       By:________________________________

                                       Title:_____________________________
                                             (Authorized Officer)

The undersigned agrees that it shall be a Designated Subsidiary under the Agreement and assumes all obligations as such.


                                                     [Designated Subsidiary]


                                       By:________________________________

                                       Title:_____________________________
                                             (Authorized Officer)

                                    EXHIBIT F

                            Form of Extension Letter



                                     [Date]



Andrew Corporation
10500 West 153rd Street
Orland Park, Illinois  60462


Re: EXTENSION OF STATED MATURITY DATE


Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of November 1, 1997, (the "AGREEMENT") among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company, certain financial institutions (the "LENDERS") and Bank of America National Trust and Savings Association (the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Agreement.

     This letter is delivered pursuant to SECTION 2.2.2 of the Agreement. Pursuant to the request of the Company, this is to notify the Company and each other Borrower that the Agent has received written notice from Lenders holding 100% of the Commitments that such Lenders agree to an extension of the Stated Maturity Date to and including ____________. Accordingly, upon fulfillment of the conditions precedent set forth below, all references in the Agreement to the "Stated Maturity Date" shall mean and be a reference to ________ __, 19__.

     The amendment to the Agreement, as set forth in the preceding paragraph, shall be effective as of the date of this letter upon receipt by the Agent, for the benefit of each Lender, of each of the following, in such number of copies sufficient for each Lender, all in form and substance and dated as of date(s) satisfactory to the Agent and the Lenders:

         (a) a counterpart original of this letter duly executed by the Company and each other Borrower;

         (b) resolutions of the Board of Directors of each Borrower, certified by the secretary or an assistant secretary of such Borrower authorizing the extension of the Stated Maturity Date of the Agreement as set forth herein and the execution and delivery of all documents and instruments required to be delivered in connection herewith;

         (c) a certificate of the secretary or assistant secretary of each Borrower certifying the office held by and the true signatures of the officers of such Borrower authorized to execute and deliver this Extension Letter and all documents and instruments to be delivered herewith;

         (d) such other documents and instruments as the Agent or any Lender, requesting through the Agent, may reasonably request.

         The Company agrees to pay the Agent upon demand for all reasonable expenses (including attorneys' fees, which attorneys may be employees of the Agent) incurred in connection with the preparation, negotiation and execution of this Extension Letter.

         This letter may be executed in as many counterparts as may be deemed necessary or convenient and may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         As amended with this letter, the Agreement shall remain in full force and effect. Each Borrower hereby confirms that each of its Notes remains in full force and effect.

         This letter shall be binding upon the Company, each other Borrower which is signatory hereto, each Lender and the Agent and their respective successors and assigns, and shall inure to the benefit of the Lenders, the Agent, the Company and any such Borrowers and the successors and assigns of the Lenders and the Agent.

         Each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Agreement in any and all instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall be deemed a reference to the Agreement as amended hereby.

                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION


                                         By:________________________________
                                         Title: ____________________________


                                         ANDREW CORPORATION

                                         By:________________________________
                                         Title:_____________________________

                                         [BORROWER]

                                         By:________________________________
                                         Title: ____________________________

                                    EXHIBIT G


                   Form of Notice of Purchase of Margin Stock



Bank of America National Trust
 and Savings Association, as Agent
231 South LaSalle Street
Chicago, Illinois 60697

                          Re: PURCHASE OF MARGIN STOCK

Ladies and Gentlemen:

         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of November 1, 1997, the "AGREEMENT") among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company, certain financial institutions (the "LENDERS") and Bank of America National Trust and Savings Association the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Agreement.

         This letter is delivered pursuant to SECTION 7.1.1(H) of the Agreement. The Company hereby notifies the Agent and the Lenders that on ___________, 19__, the Company purchased (common/preferred and other distinguishing characteristics of stock) stock issued by [NAME OF ISSUER] for a purchase price of $___________ per share or $____________ in the aggregate.

         After such purchase, ______% of the current market value of the Company's Consolidated Net Assets was represented by margin stock.

                                            Very truly yours,

                                            ANDREW CORPORATION

                                            By:_______________________________
                                            Title:____________________________

                                    EXHIBIT H

                           LENDER ASSIGNMENT AGREEMENT


         THIS LENDER ASSIGNMENT AGREEMENT (the "ASSIGNMENT") is made and entered into as of ______________, 1997 by and between _____________ (the "ASSIGNOR")
and ______________ (the "ASSIGNEE").

                               W I T N E S S E T H

         WHEREAS, an Amended and Restated Credit Agreement dated as of November 1, 1997, the ("AGREEMENT") has been entered into among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain Designated Subsidiaries of the Company, the financial institutions from time to time party thereto including the Assignor (individually a "LENDER" and collectively, the "LENDERS"), and Bank of America National Trust and Savings Association as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings; and

         WHEREAS, pursuant to the Agreement, on the date hereof, and without giving effect to any other assignments to become effective on the Assignment Effective Date (hereafter defined) or any other assignments thereof which have not yet become effective (a) the Assignor's Commitment (the "ASSIGNOR'S COMMITMENT") is the amount specified in ITEM 1 of SCHEDULE 1 hereto, (b) the aggregate principal amount of outstanding Reference Rate Loans, Eurodollar Loans, Eurocurrency Loans and Quoted Rate Loans made by the Assignor to the Borrowers pursuant to the Assignor's Commitment is specified in ITEM 2 of
SCHEDULE 1 hereto and (c) the Assignor's Percentage is the percentage set forth in ITEM 3 of SCHEDULE 1 hereto; and

         WHEREAS, the Assignor wishes to sell to the Assignee, and the Assignee wishes to purchase and assume from the Assignor (a) the portion of the Assignor's Commitment specified in ITEM 4 of SCHEDULE 1 hereto (the "ASSIGNED COMMITMENT") and (b) the portion of the Assignor's outstanding Reference Rate Loans, Eurodollar Loans, Eurocurrency Loans and Quoted Rate Loans Revolving Loans (the "ASSIGNED LOANS"), specified in ITEM 5 of SCHEDULE 1 hereto.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Subject to the terms and conditions set forth herein, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, as of the Assignment Effective Date and without giving effect to other assignments to become effective on the Assignment Effective Date or any other assignments thereof which have not yet become effective (a) all right, title and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Agreement with respect to the Assigned Commitment including, without limitation, any Notes held by the Assignor and any interest, fees and commissions which accrue after the Assignment Effective Date; PROVIDED, HOWEVER, that Assignee does not purchase or assume any liability resulting from acts or omissions of Assignor occurring prior to the Assignment Effective Date. After giving effect to the transactions contemplated by this Assignment, (i) the amount of the Assigned Loans shall be the amounts set forth in ITEM 5 of SCHEDULE 1 and (ii) Assignor's and Assignee's respective Percentages and Commitments shall be set forth in ITEM 6 of SCHEDULE 1 hereto.

     2. The Assignor (i) represents and warrants that the information set forth in ITEMS 1, 2 and 3 is true and correct as of the date hereof; (ii) represents and warrants that (a) it is the legal and beneficial owner of the Loans and Commitment being assigned by it hereunder, (b) it has the full power and legal right to execute and deliver this Assignment and to perform its obligations hereunder, (c) the execution, delivery of this Assignment, and the performance by it of its obligations hereunder, have been duly authorized by all necessary corporate or other action and do not violate any provisions of its charter or by-laws or any contractual obligation or requirement of law binding upon it and
(d) the Assigned Loans and Assigned Commitment are free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any Borrower or any other Person in or in connection with the Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Document or any other instrument or document furnished by or on behalf of any Borrower or any other Person pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Person or the performance or observance by any Borrower or any other Person of any of its obligations under the Agreement or any other Loan Document or any agreement, instrument or document furnished pursuant thereto; and (v) represents and warrants that, to its knowledge, the Agent has not notified the Company of the existence of any Default which currently exists.

     3. The Assignee (i) represents and warrants that (a) it has the full power and legal right to execute and deliver this Assignment and to perform its obligations hereunder and, to the extent of its interest therein, under the Agreement and the other Loan Documents, and (b) the execution and delivery by it of this Assignment, and the performance by it of its obligations hereunder and, to the extent of its interest therein, under the Agreement and the other Loan Documents, have been duly authorized by all necessary corporate or other action and do not violate any provisions of its charter or by-laws or any contractual obligation or requirement of law binding upon it; (ii) confirms that it has received a copy of the Agreement and the other Loan Documents, together with copies of the most currently available financial statements referred to in
SECTION 7.1.1 of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will become a party to and a Lender under the Agreement on the Assignment Effective Date and perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) specifies as its address for notices the office set forth in ITEM 7 of SCHEDULE 1 hereto; and (vii) agrees that no fee is payable by Borrower to Assignee in connection with the execution and delivery of this Assignment.

     4. The Assignor agrees that the Assignor shall pay to the Agent, for the account of the Agent, any processing fee required by the Agent to be paid to it pursuant to SECTION 10.11.1 of the Agreement. The Assignor further agrees that, within one Banking Day following receipt of new Notes duly executed by a Borrower reflecting the amount of the Assigned Commitment and the Assigned Loans, it will return its superseded Note(s) to the Agent for the account of such Borrower.

     5. The obligations of the Assignee and the Assignor hereunder shall be subject to the requirement that the Assignor (a) shall have received good funds representing payment in full of all amounts due from the Assignee for purchase of the Commitment and Loans being purchased by and assigned to the Assignee and
(b) complied with all other provisions of this Assignment and all applicable provisions of SECTION 10.11 of the Agreement. The effective date of this Assignment (the "ASSIGNMENT EFFECTIVE DATE") shall be ______________ or, if later, the first Banking Day on which the requirements of the preceding sentence of this SECTION 5 have been satisfied. Following the execution of this Assignment by the Assignor and the Assignee and the acknowledgment of the same by the Company and each other Borrower, it will be delivered to the Agent for acceptance and recording by the Agent.

     6. Upon such acceptance and recording, as of the Assignment Effective Date,
(i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Agreement and under the other Loan Documents.

     7. Upon such acceptance and recording, from and after the Assignment Effective Date, the Agent shall make all payments received by it under the Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Assignment Effective Date directly between themselves.

     8. This Assignment shall be governed by, and construed in accordance with, the internal laws and decisions (as opposed to conflicts of law provisions) of the State of Illinois.

     9. This Assignment shall inure to the benefit of and be binding upon successors and assigns of the Assignor and the Assignee.

    10. This Assignment shall supersede any prior agreement or understanding between the parties (other than the Agreement and the other Loan Documents) as to the subject matter hereof. This Assignment shall be deemed to be a Loan Document for all purposes under the Agreement.

    11. This Assignment may be executed by Assignor and Assignee in any number of counterparts and on the same or separate counterparts, each of which, when executed and delivered, shall be an original but all of which taken together, shall be but a single Lender Assignment Agreement.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment as of this ____ day of _____________, 19___.

                                          _____________________, Assignor


                                          By: ______________________________
                                          Title:  Vice President


                                          _____________________, Assignee


                                          By:  ______________________________
                                          Title:  ___________________________


         Pursuant to SECTION 10.11.1 of the Agreement, the Company, on behalf of itself and each of the Designated Subsidiaries, hereby agrees, accepts and consents to the foregoing Assignment. The Company further agrees, on behalf of itself and each of the Designated Subsidiaries that, within five Banking Days from Assignment Effective Date, it will execute and deliver, and will cause each Designated Subsidiary to execute and deliver, to the Agent, a new Note to the Assignee and the Assignor, reflecting the amount of the Assignor's Commitment assigned to the Assignee pursuant to this Assignment, and the Assignor's Commitment less the Assigned Commitment respectively.

                                          ANDREW CORPORATION

                                          By: _____________________________
                                          Title: __________________________
                                          Date: ____________________________


     Pursuant to SECTION 10.11.1 of the Agreement the undersigned, as Agent for the Lenders (i) accepts the foregoing Assignment and (ii) agrees that the execution and delivery of the Assignment shall not alter the rights and obligations of the undersigned as Agent.


                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as Agent
                                          for the Lenders

                                          By: ______________________________
                                          Title:  Vice President
                                          Date: ____________________________

                                   SCHEDULE 1
                                       to
                           Lender Assignment Agreement
                   dated as of ________________, 19___ between
                       _________________________, Assignor
                                       and
                          __________________, Assignee


ITEM 1.  Assignor's Commitment                       $_______________

ITEM 2.  Assignor's Loans Outstanding
                  COMPANY:
                   Reference Rate Loans                  $_______________
                   Eurodollar Loans                      $_______________
                   Eurocurrency Loans                    $_______________
                   Quoted Rate Loans                     $_______________
                  [DESIGNATED SUBSIDIARY]
                   Reference Rate Loans                  $_______________
                   Eurodollar Loans                      $_______________
                   Eurocurrency Loans                    $_______________
                   Quoted Rate Loans                     $_______________

Item 3.  Assignor's Percentage                           _____________ %

ITEM 4.  Amount of Assigned Commitment               $_______________
------

ITEM 5.  Amount of Assigned Loans
                  COMPANY:
                   Reference Rate Loans                  $_______________
                   Eurodollar Loans                      $_______________
                   Eurocurrency Loans                    $_______________
                   Quoted Rate Loans                     $_______________
                  [DESIGNATED SUBSIDIARY]
                   Reference Rate Loans                  $_______________
                   Eurodollar Loans                      $_______________
                   Eurocurrency Loans                    $_______________
                   Quoted Rate Loans                     $_______________

ITEM 6.  Commitments and Percentage After Assignment
                  Commitments
                  a. Assignor                        $_______________

                  b. Assignee                        $_______________

                  Percentages
                  a. Assignor                            ______________ %
                  b. Assignee                            ______________ %

ITEM  7. Notice Address of Assignee

                  ==========================
                  --------------------------

                  Attention: _______________
                  Telephone: _______________
                  Facsimile: _______________

                               NOTES TO SCHEDULE 1

1. Insert the dollar amount of the Assignor's Commitment prior to the assignment.

2. Insert the total amount of outstanding Loans under the Assignor's Commitments prior to the assignment. The descriptions of the Loan Types should conform to the Agreement, and should be broken down by Borrower.

3.  Insert the Assignor's Percentage prior to the assignment.

4.  Insert the dollar amount of the Assignor's Commitment being assigned.

5. Insert the amount of the outstanding Loans being assigned. Description of Loan Types should be consistent with Item 2 and should be broken down by Borrower.

6. Insert Commitment and Percentages of Assignor and Assignee after giving effect to the assignment.

7.  Insert address and notice information for the Assignee.

                                                                     EXHIBIT I




                                November 1, 1997




Bank of America National Trust
 and Savings Association
 Individually and as Agent
231 South LaSalle Street
Chicago, Illinois 60697

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670

ABN AMRO Bank N.V.
135 South LaSalle Street
Chicago, Illinois 60603


Ladies and Gentlemen:

     We are counsel for Andrew Corporation (the "Company") and this opinion is delivered at its request pursuant to Section 4.1(d) of the Amended and Restated Credit Agreement dated as of November 1, 1997 (the "Agreement") between the Company, certain Subsidiaries of the Company, the various financial institutions party thereto and Bank of America National Trust and Savings Association, as Agent. Capitalized terms used but not otherwise defined in this opinion have the meanings ascribed in the Agreement.

     As counsel for the Company, we have examined an executed counterpart of the Agreement and originals of the Replacement Notes. We also have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and such other documents as we have deemed necessary for purposes of this opinion. In this examination, we have assumed the genuineness of all signatures (other than those of officers of the Company), the legal capacity of all individuals who have executed the documents we have reviewed, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. As to matters of fact material to our opinion, we have relied, without independent verification, on the representations in the Agreement and the certificates referred to above. Our examination also extended to such matters of law as we have deemed necessary for purposes of this opinion. For purposes of our opinion in paragraph 1 as to the corporate existence and good standing of the Company under the laws of the State of Delaware and the good standing of the Company under the laws of the State of Illinois, we have relied exclusively upon the certificates issued by the Secretaries of State of Delaware and Illinois. Such opinion is not intended to provide any conclusion or assurance beyond that conveyed by such certificates.

         Whenever our opinion with respect to factual matters is indicated to be based on our knowledge, we are referring to the actual knowledge of Dewey B. Crawford, the primary lawyer having supervisory responsibility for the Company's relationship with this firm, and of Kimberly K. Rubel, who are the Gardner, Carton & Douglas attorneys who have given substantial attention on behalf of the Company in connection with this matter. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from such representation.

     Based upon the foregoing, and subject to the qualifications hereinafter set forth, we are of the opinion that:

     1. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and is duly qualified and in good standing as a foreign corporation in the State of Illinois.

     2. The Company has full corporate power and authority to enter into the Agreement, the Replacement Notes and the Guaranty and to perform its obligations under the Agreement, the Replacement Notes and the Guaranty.

     3. The execution and delivery of the Agreement, the Replacement Notes and the Guaranty, the performance by the Company of its obligations under the Agreement, the Replacement Notes and the Guaranty, and the borrowings by the Company under the Agreement, have been duly authorized by all necessary corporate action, and the Agreement, the Replacement Notes and the Guaranty have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     4. The execution and delivery of the Agreement, the Replacement Notes and the Guaranty by the Company and the performance by the Company of its obligations under the Agreement, the Replacement Notes and the Guaranty do not violate, result in the breach of, or constitute a default under, (i) any provision in the Company's certificate of incorporation or by-laws, (ii) any provision in any indenture, mortgage, loan agreement or other agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, (iii) any law, statute, rule or regulation that, in our experience, is normally applicable both to general business corporations that are not engaged in regulated business activities and to transactions of the type contemplated by the Agreement, or (iv) to our knowledge, any writ, order or decision of any court or governmental instrumentality that is binding on the Company. Notwithstanding the preceding sentence, we express no opinion as to whether (w) the execution and delivery of the Agreement, the Replacement Notes or the Guaranty, (x) the performance by the Company of its obligations under the Agreement, Replacement Notes and the Guaranty, (y) the borrowings by the Company under the Agreement, or (z) the compliance by the Company with the terms and provisions thereof will constitute a breach of, or a default under, any covenant or provision that requires financial calculations contained in any agreement to which the Company is a party.

     5. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the execution and delivery by the Company of the Amendment, the Replacement Notes or the Guaranty and no registrations or undertakings by or with any governmental authority are required in connection with the borrowings by the Company under the Agreement, as amended by the Amendment.

     6. No filings, recordations, notifications, registrations, notarizations or authentications are necessary nor must any stamp or similar taxes be paid in connection with the execution, delivery or performance by the Company of the Guaranty, the Agreement or the Replacement Notes.

     Our opinion is limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware and the federal laws of the United States.

     The foregoing opinions are subject to and qualified by the effect of any requirement that the Agent or the Lenders take certain actions or make certain determinations in a commercially reasonable manner and in good faith. Moreover, we express no opinion as to the enforceability of (a) any waiver of the right to a jury trial, (b) any provision requiring the payment of interest on interest,
(c) express or implicit waivers of broad or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law, or (d) indemnity and contribution rights that may be against public policy.

         This opinion speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason.

         This opinion is solely for the benefit of you, your counsel and your permitted successors and assigns in connection with the transactions contemplated by the Agreement and may not be relied upon by any other Person or for any other purpose, or delivered to any other Person for any purpose, without our prior written consent.
                                          Very truly yours,

                                TABLE OF CONTENTS



ARTICLE I

         DEFINITIONS AND ACCOUNTING TERMS...................................1
         SECTION 1.1. DEFINED TERMS.........................................1
         SECTION 1.2. USE OF DEFINED TERMS ................................17
         SECTION 1.3. CROSS-REFERENCES.....................................17
         SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS17............17

ARTICLE II

         COMMITMENTS, BORROWING PROCEDURES AND NOTES.......................17
         SECTION 2.1. COMMITMENTS..........................................17
         SECTION (1)  COMMITMENT OF EACH LENDER............................17
         SECTION 2.2. REDUCTION OF COMMITMENT AMOUNT; EXTENSION
                      OF STATED MATURITY DATE..............................18
         SECTION (1)  REDUCTION OF COMMITMENT AMOUNT.......................18
         SECTION (2)  EXTENSION OF STATED MATURITY DATE....................18
         SECTION 2.3. BORROWING PROCEDURE..................................18
         SECTION (1)  EUROCURRENCY RATE LOANS AND EURODOLLAR RATE LOANS....19
         SECTION (2)  QUOTED RATE LOANS....................................19
         SECTION (3)  REFERENCE RATE LOANS.................................20
         SECTION (4)  PROCEEDS.............................................20
         SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS................20
         SECTION (1)  EUROCURRENCY RATE LOANS, EURODOLLAR RATE LOANS
                      AND REFERENCE RATE LOANS.............................21
         SECTION (2)  QUOTED RATE LOANS....................................21
         SECTION 2.5. CURRENCY EQUIVALENTS.................................22
         SECTION 2.6. FUNDING..............................................23
         SECTION 2.7. NOTES................................................23

ARTICLE III

         REPAYMENTS, PREPAYMENTS, INTEREST AND FEES........................23
         SECTION 3.1. REPAYMENTS AND PREPAYMENTS...........................23
         SECTION 3.2. INTEREST PROVISIONS..................................24
         SECTION (1)  RATES................................................24
         SECTION (2)  POST-MATURITY RATES..................................25
         SECTION (3)  PAYMENT DATES........................................25
         SECTION 3.3. FEES.................................................26
         SECTION (1)  FACILITY FEE.........................................26
         SECTION (2)  AGENT'S FEE..........................................26
         SECTION 3.4. COMPUTATION OF INTEREST AND FEES.....................26

ARTICLE IV

         CERTAIN INTEREST RATE AND OTHER PROVISIONS........................26
         SECTION 4.1. FIXED RATE LENDING UNLAWFUL..........................26
         SECTION 4.2. DEPOSITS UNAVAILABLE.................................27
         SECTION 4.3. INCREASED FIXED RATE LOAN COSTS, ETC.................27
         SECTION 4.4. INCREASED CAPITAL COSTS WITH RESPECT TO COMMITMENTS..27
         SECTION 4.5. FUNDING LOSSES.......................................28
         SECTION 4.6. TAXES................................................28
         SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC..........................29
         SECTION 4.8. SHARING OF PAYMENTS..................................30
         SECTION 4.9. SETOFF...............................................31
         SECTION 4.10.USE OF PROCEEDS......................................31
         SECTION 4.11.CURRENCY INDEMNIFICATION.............................31

ARTICLE V

         CONDITIONS TO BORROWING...........................................32
         SECTION 5.1. INITIAL BORROWING OF THE COMPANY.....................32
         SECTION (1)  RESOLUTIONS, ETC.....................................32
         SECTION (2)  DELIVERY OF NOTES....................................32
         SECTION (3)  PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC.............33
         SECTION (4)  OPINIONS OF COUNSEL..................................33
         SECTION (5)  EXPENSES, ETC........................................33
         SECTION 5.2. INITIAL BORROWING OF A DESIGNATED SUBSIDIARY.........33
         SECTION (1)  DESIGNATION LETTER...................................33
         SECTION (2)  NOTES................................................33
         SECTION (3)  AUTHORIZATIONS AND APPROVALS.........................33
         SECTION (4)  GUARANTY.............................................33
         SECTION (5)  RESOLUTIONS..........................................34
         SECTION (6)  INCUMBENCY...........................................34
         SECTION 5.3. ALL BORROWINGS.......................................34
         SECTION (1)  COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC..........34
         SECTION (2)  BORROWING REQUEST....................................35
         SECTION (3)  INSURANCE............................................35
         SECTION (4)  FORM U-1.............................................35
         SECTION (5)  SATISFACTORY LEGAL FORM..............................35

ARTICLE VI

         REPRESENTATIONS AND WARRANTIES....................................36
         SECTION 6.1. ORGANIZATION, ETC....................................36
         SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC............36
         SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC.................36
         SECTION 6.4. VALIDITY, ETC........................................37
         SECTION 6.5. FINANCIAL INFORMATION................................37
         SECTION 6.6. NO MATERIAL ADVERSE CHANGE...........................37
         SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC.................37
         SECTION 6.8. SUBSIDIARIES.........................................37
         SECTION 6.9. PARTNERSHIPS; JOINT VENTURES.........................38
         SECTION 6.10.OWNERSHIP OF PROPERTIES..............................38
         SECTION 6.11.TAXES................................................38
         SECTION 6.12.INSURANCE............................................38
         SECTION 6.13.PENSION AND WELFARE PLANS............................38
         SECTION 6.14.ENVIRONMENTAL WARRANTIES.............................38
         SECTION 6.15.REGULATIONS G, U AND X...............................40
         SECTION 6.16.ACCURACY OF INFORMATION..............................40

ARTICLE VII

         COVENANTS.........................................................41
         SECTION 7.1. AFFIRMATIVE COVENANTS................................41
         SECTION (1)  FINANCIAL INFORMATION, REPORTS, NOTICES, ETC.........41
         SECTION (2)  COMPLIANCE WITH LAWS, ETC............................43
         SECTION (3)  INSURANCE............................................43
         SECTION (4)  ENVIRONMENTAL COVENANT...............................43
         SECTION 7.2. NEGATIVE COVENANTS...................................44
         SECTION (1)  LIENS................................................44
         SECTION (2)  FINANCIAL CONDITION..................................45
         SECTION (3)  LONG-TERM LEASES.....................................46
         SECTION (4)  INVESTMENTS..........................................46
         SECTION (5)  CONSOLIDATION, MERGER, ETC...........................47
         SECTION (6)  ASSET DISPOSITIONS, ETC..............................47
         SECTION (7)  TRANSACTIONS WITH AFFILIATES.........................49
         SECTION (8)  NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC........49
         SECTION (9)  BUSINESS ACTIVITIES..................................49

ARTICLE VIII

         EVENTS OF DEFAULT.................................................50
         SECTION 8.1. LISTING OF EVENTS OF DEFAULT.........................50
         SECTION (1)  NON-PAYMENT OF OBLIGATIONS...........................50
         SECTION (2)  BREACH OF WARRANTY...................................50
         SECTION (3) NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS.50 SECTION (4) NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS...50
         SECTION (5)  DEFAULT ON OTHER INDEBTEDNESS........................50
         SECTION (6)  JUDGMENTS............................................51
         SECTION (7)  PENSION PLANS........................................51
         SECTION (8)  CONTROL OF THE COMPANY...............................51
         SECTION (9)  BANKRUPTCY, INSOLVENCY, ETC..........................51
         SECTION 8.2. ACTION IF BANKRUPTCY.................................52
         SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT.....................52

ARTICLE IX

         THE AGENT.........................................................52
         SECTION 9.1. ACTIONS..............................................52
         SECTION 9.2. FUNDING RELIANCE, ETC................................53
         SECTION 9.3. EXCULPATION..........................................53
         SECTION 9.4. SUCCESSOR............................................54
         SECTION 9.5. LOANS BY LENDERS.....................................54
         SECTION 9.6. CREDIT DECISIONS.....................................54
         SECTION 9.7. COPIES, ETC..........................................55

ARTICLE X

         MISCELLANEOUS PROVISIONS..........................................55
         SECTION 10.1. WAIVERS, AMENDMENTS, ETC............................55
         SECTION 10.2. NOTICES.............................................56
         SECTION 10.3. PAYMENT OF COSTS AND EXPENSES.......................56
         SECTION 10.4. INDEMNIFICATION.....................................56
         SECTION 10.5. SURVIVAL............................................57
         SECTION 10.6. SEVERABILITY........................................57
         SECTION 10.7. HEADINGS............................................57
         SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC.......58
         SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT.....................58
         SECTION 10.10.SUCCESSORS AND ASSIGNS..............................58
         SECTION 10.11.SALE AND TRANSFER OF LOANS AND NOTE;
                       PARTICIPATIONS IN LOANS AND NOTE....................58
         SECTION (1)   ASSIGNMENTS.........................................58
         SECTION (2)   PARTICIPATIONS......................................60
         SECTION 10.12.EXEMPT CHARACTER OF TRANSACTION.....................60
         SECTION 10.13.OTHER TRANSACTIONS..................................61
         SECTION 10.14.FORUM SELECTION AND CONSENT TO JURISDICTION.........61
         SECTION 10.15.WAIVER OF JURY TRIAL................................61
         SECTION 2.12. INDEMNIFICATION....................................C-7

--------
                      *Item numbers are keyed to refer to Sections where the
                      item is principally referred to and will have to be revised as such Sections are renumbered.